SCUDDER
                                                                 INVESTMENTS



--------------------------------------------------------------------------------
EQUITY/GLOBAL
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Scudder International
Fund



Semiannual Report
February 28, 2001


A fund seeking long-term growth of capital by investing mainly in foreign equity securities.


This report applies to the Class AARP and Class S shares of the fund.

Contents
--------------------------------------------------------------------------------


                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                      10   Portfolio Management Discussion

                      14   Glossary of Investment Terms

                      16   Investment Portfolio

                      23   Financial Statements

                      27   Financial Highlights

                      29   Notes to Financial Statements

                      38   Report of Independent Accountants

                      39   Officers and Directors

                      40   Investment Products and Services

                      42   Account Management Resources

Scudder International Fund
--------------------------------------------------------------------------------
Class AARP                     ticker symbol AINTX               fund number 168

Class S                        ticker symbol SCINX               fund number 068
--------------------------------------------------------------------------------

Date of Inception:    o    The overseas stock markets lost substantial ground
6/18/53                    during the past six months, as slowing global growth,
                           rising energy prices, and concerns about the health
                           of Japan's economy conspired to dampen investor
                           sentiment.
Total Net Assets as
of 2/28/01 --
                      o    Midway through last year, the fund adopted a
                           positioning that was more in line with that of its
Class AARP:                benchmark, the MSCI EAFE + Canada Index. As a result,
$.05 billion               the portfolio is now balanced between the growth and
                           value investment styles.
Class S:
$4 billion
                      o    On a sector basis, the fund is underweight (relative
                           to the benchmark) in technology and
                           telecommunications equipment. From a regional standpoint, it is overweight in Europe and underweight in Japan, reflecting management's outlook for the two areas.

Letter from the Fund's President
--------------------------------------------------------------------------------


Dear Shareholders,

The past year has been exceptionally difficult for investors in international equities. Although overseas stocks are generally expected to provide investors with a measure of portfolio diversification, problems in the United States -- such as high market volatility and slower economic growth -- spread to all of the global markets.

Scudder International Fund's Class S shares did not perform well in this challenging environment. The Class S shares of the fund posted a return of -16.13% during the six-month period, behind its benchmark but slightly ahead of the median return of the funds in its Lipper peer group. Given that the fund's management team has repositioned the portfolio so that it is more closely in line with its benchmark in terms of both country and sector allocations, the primary cause for underperformance during the period was stock selection.

It is unavoidable that over an extended length of time, any mutual fund will suffer from periods in which it underperforms, as Scudder International Fund did during the past year. At these times, we encourage investors to evaluate the fund based on its long-term performance record. The fund has outperformed its unmanaged benchmark by a wide margin and finished in the top quartile of Lipper international funds over the three-, five-, and ten-year intervals.^1 It is also ranked 4 stars by Morningstar Inc.(TM)

^1 Scudder International Fund's Class S shares ranked 409, 95, 44, and 13 for the 1-, 3-, 5-, and 10-year periods as of 2/28/01. There were 700, 516, 312, and 56 funds, respectively, in Lipper's International Funds category. Performance includes reinvestment and capital gains and is no guarantee of future results. The median return of the 751 funds in the international category during the six-month period was -17.22%.

Source: Lipper, Inc. as of 2/28/01.

--------------------------------------------------------------------------------


These measures include the fund's most recent results, demonstrating that a person who had invested three, five, or ten years ago would have benefited from the strength of the fund's long-term performance.^2

Of course, past performance is no guarantee of future results. But we believe that in an extended period of volatility and falling stock prices, a strong track record and experienced management team make the fund a compelling option for investors who want to maintain exposure to the wealth of positive, dynamic trends that continue to impact the overseas economies.

Thank you for your continued investment in Scudder International Fund. For current information on the fund or your account, visit us on the Web. There you will find a wealth of information, including fund performance, the most recent news on Scudder products and services, and the opportunity to perform account transactions. You can also speak with one of our representatives by calling us toll-free.

Sincerely,

/s/ Linda C. Coughlin

Linda C. Coughlin
President
Scudder International Fund

^2 Scudder International Fund's Class S shares received a 4-star Overall Morningstar Rating(TM) in the international category, reflecting Morningstar ratings for the following periods as of 2/28/01: 3-year, 4 stars; 5-year, 4 stars; 10-year, 4 stars. For these periods, there were 1,278, 797, and 158 funds, respectively, in Morningstar's international category. Ratings are for the Class S shares only; other classes may vary.

Source: Morningstar, Inc. as of 2/28/01. Ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from the fund's 3-, 5-, and 10-year returns in excess of the 90-day T-bill and a risk factor reflecting fund performance below the 90-day T-bill. The top 10% of the funds in a rating category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

Performance Update
--------------------------------------------------------------------------------
                                                               February 28, 2001

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------
THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

Scudder International Fund -- Class S    MSCI EAFE & Canada Index*

                  1991    10000            10000
                  1992    10140             9305
                  1993    10160             8898
                  1994    13721            12292
                  1995    12433            11745
                  1996    14940            13753
                  1997    16772            14328
                  1998    19730            16543
                  1999    21068            17249
                  2000    33204            21855
                  2001    24880            18102

                        Yearly periods ended February 28



--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------
                                                            Total Return
                               Growth of                                 Average
Period ended 2/28/2001          $10,000           Cumulative              Annual
--------------------------------------------------------------------------------
Scudder International Fund -- Class S
--------------------------------------------------------------------------------
1 year                         $   7,493              -25.07%            -25.07%
--------------------------------------------------------------------------------
5 year                         $  16,653               66.53%             10.74%
--------------------------------------------------------------------------------
10 year                        $  24,880              148.80%              9.54%
--------------------------------------------------------------------------------
MSCI EAFE & Canada Index*
--------------------------------------------------------------------------------
1 year                         $   8,282              -17.18%            -17.18%
--------------------------------------------------------------------------------
5 year                         $  13,162               31.62%              5.65%
--------------------------------------------------------------------------------
10 year                        $  18,102               81.02%              6.11%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------
THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND INDEX TOTAL RETURN (%)

                        Yearly periods ended February 28

                 1992  1993   1994   1995   1996   1997  1998   1999  2000   2001
------------------------------------------------------------------------------------
Fund Total
Return (%)       1.40   .20  35.05  -9.39  20.17  12.26 17.63   6.79  57.60 -25.07
------------------------------------------------------------------------------------
Index Total
Return (%)      -6.95 -4.38  38.15  -4.45  17.09   4.18 15.46   4.27  26.71 -17.18
------------------------------------------------------------------------------------
Net Asset
Value ($)       35.75 34.10  45.18  38.63  44.80  47.76 50.05  47.96  69.53  45.88
------------------------------------------------------------------------------------
Income
Dividends ($)      --   .83    .69     --    .40   1.28   .25     --    .13    .05
------------------------------------------------------------------------------------
Capital Gains
Distributions ($) .40   .86    .09   2.42   1.18   1.19  5.35   5.56   4.82   7.01
------------------------------------------------------------------------------------


* The Morgan Stanley Capital International (MSCI) Europe, Australia, the Far East (EAFE) & Canada Index is an unmanaged capitalization-weighted measure of stock markets in Europe, Australia, the Far East and Canada. Index returns assume reinvestment of dividends net of withholding tax and, unlike Fund returns, do not reflect any fees or expenses.

   On August 14, 2000, International Shares of the Fund were redesignated as Class S. In addition, the Fund commenced offering Class AARP. The total return information provided is for the Fund's Class S shares.

   All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased.

Portfolio Summary
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                                                               February 28, 2001
--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
(Excludes 5% Cash Equivalents)

                                                                 During the past
    Europe                      76%                       six months, management
    Japan                       18%                     has increased the fund's
    Pacific Basin                4%                      weighting in Europe and
    Canada                       2%                         reduced its position
------------------------------------                                   in Japan.
                               100%
------------------------------------


--------------------------------------------------------------------------------
Sectors
--------------------------------------------------------------------------------
A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.
(Excludes 5% Cash Equivalents)                             The fund is currently
                                                         balanced between growth
                                                        stocks and value stocks.

    Financial                   26%
    Manufacturing               13%
    Communications               8%
    Consumer Staples             8%
    Service Industries           8%
    Technology                   7%
    Energy                       6%
    Health                       6%
    Utilities                    4%
    Other                       14%
------------------------------------
                               100%
------------------------------------

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(22% of Portfolio)                                            The fund's top ten
                                                            holdings reflect its
                                                           focus on well-managed
                                                                  companies with
  1.     Aventis SA                                           favorable earnings
         Manufacturer of life science products in France               outlooks.

  2.     Reed International plc
         Publisher of scientific, professional and business materials in the United Kingdom

  3.     Total Fina Elf SA
         Explorer of oil and natural gas in France

  4.     E.On AG
         Distributor of oil and chemicals in Germany

  5.     Bayer AG
         Provider of chemical products in Germany

  6.     Vodafone Group plc
         Provider of mobile telecommunication services in the United Kingdom

  7.     Nestle SA
         Producer of food and beverage products in Switzerland

  8.     Shell Transport & Trading plc
         Provider of oil in the United Kingdom

  9.     Assicurazioni Generali SpA
         Provider of insurance and financial services in Italy

 10.     BP Amoco plc
         Provider of oil internationally in the United Kingdom




For more complete details about the Fund's investment portfolio, see page 16. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
--------------------------------------------------------------------------------
                                                               February 28, 2001

In the following interview, portfolio manager Irene Cheng discusses Scudder International Fund's strategy and the market environment during the six-month period ended February 28, 2001.

               Q: Could you provide details on the challenges facing the international markets during the past six months?

               A: Although foreign stocks are generally expected to provide investors with a measure of diversification, overseas stocks were hurt by a similar set of factors that caused the markets to crumble in the United States: slowing technology sales, rising energy prices, and fears of what slower growth in the U.S. would mean for the global economy. Virtually all of the major global markets posted losses over the period, and currency exchange rates were generally unfavorable for dollar-based investors. And as was the case in the U.S., volatility was high and most technology stocks fell sharply.

               Q: The fund currently holds 76% of net assets in Europe. What is your view on the developments taking place there?

               A: Europe's poor stock market performance obscures the important trends that we believe should support the region's economy in the long term. Investors are rightly concerned that the weakness in the U.S. economy will prove contagious. However, the structural changes that we've discussed in the past continue at an accelerating pace. For instance, deregulation and restructuring (see glossary) are sweeping some of the region's most important industries; labor markets are growing more flexible; and tax code reform is becoming more widespread as deep cuts in Germany have forced other countries to compete in kind. We are also encouraged by the fact that barriers to merger and acquisition activity are falling, and that more companies are gaining access to financing (i.e., borrowing money and selling stock) in the capital markets.

               So far, these changes have had a significant impact on Europe's economy, but this has yet to translate into strong relative performance for the region's markets. The good news is that this discrepancy raises the possibility of

--------------------------------------------------------------------------------

               stronger stock market performance once investors recognize the importance of these changes. In light of our positive long-term outlook, we are taking advantage of weakness in stock prices to buy shares of companies that we expect to benefit from these trends.

               Q: Sentiment regarding the outlook for Japan continues to worsen. Are you finding any opportunities there?

               A: Faltering economic growth, concerns about the health of the banking system, and a lack of meaningful reform caused stock prices -- and the yen -- to suffer substantial declines throughout the period. While we believe that it will take a long time to resolve these issues, there are signs that much-needed structural reform could be on the horizon. The rapidly deteriorating state of public finances is forcing the government to acknowledge that its options with regard to additional fiscal stimulus (i.e., spending) packages is extremely limited. Meanwhile, we are finding opportunities in well-managed companies that we believe are poised for strong earnings growth. In many cases, this potential has arisen from meaningful restructuring initiatives. We believe that the key for successful investing in Japan has been -- and will continue to be -- a research-intensive, "bottom-up" (i.e., company-focused) approach.

               Q: How did the fund perform during the period?

               A: The fund's Class S shares total return for the six-month period ended February 28, 2001, was -16.13%. In contrast, its unmanaged benchmark -- the MSCI EAFE + Canada Index -- returned -15.40%. The primary detractor from performance was the fund's position in a number of technology and telecommunications stocks that suffered as the sharp downturn of the U.S. economy and global stock markets significantly affected technology spending plans by major corporations.

               Although the fund underperformed during the reporting period -- and throughout the past year -- we remain confident in the long-term effectiveness of our stock

--------------------------------------------------------------------------------

               selection process. Utilizing our large team of economists and stock analysts, we integrate broad global themes, country analysis, and individual company assessment into our investment process. When assessing individual companies, we look at a wide range of factors, including their products, earnings, financial strength, management, and competition. Most important, we look for companies or industries that are experiencing positive fundamental changes. We believe that this approach enables us to find the companies best positioned to capitalize on the favorable long-term trends we see unfolding in the global economy.

               While past performance is no guarantee of future results, this process has contributed to strong results for the fund over time. It has outperformed its benchmark over the three-, five-, and ten-year periods, and has also finished in the top quartile of international funds over all three intervals, according to Lipper, Inc. Additionally, the fund is ranked 4 stars by Morningstar Inc.(TM)

               Q: How is the portfolio positioned with respect to growth stocks versus value stocks?

               A: The fund holds roughly an equal balance between growth and value. We have kept the fund underweighted in the technology sector, and have increased its exposure to traditional value areas such as pharmaceuticals, utilities, banks, and consumer staples. This gave the portfolio a larger weighting in "defensive" stocks, i.e., those that tend to hold up better in down markets, and helped support performance when the fund's remaining weighting in technology continued to decline. We feel that this neutral approach is warranted given the extreme volatility of the markets, which makes it difficult to pick winning industries.

               The fund's underweighting in technology is heavily influenced by our cautious projections for the European telecommunications equipment market. We expect that increasing competition among equipment vendors and the weak financial position of telecom operators -- which are

--------------------------------------------------------------------------------

               the equipment companies' largest customers -- will pressure the performance of these stocks despite strong expectations for demand. The fund's current holdings in the tech sector include selected Japanese companies benefiting from restructuring and the declining value of the yen. In addition, the portfolio holds a number of semiconductor equipment vendors such as Tokyo Electron (Japan) and Advantest (Japan), which we believe to have reached attractive valuations following recent sharp price declines.

               Q: What is your outlook for the international stock markets?

               A: We anticipate that the environment for overseas equities will remain challenging in the months ahead. As the markets wrestle with the peculiar combination of falling short-term interest rates and declining corporate earnings, it is likely that the high volatility we have witnessed in the global markets during the past year will persist. International markets are under pressure on a variety of fronts, the most important of which is the economic slowdown in the United States and its potential effects on corporate earnings worldwide. In this uncertain environment, our security selection will remain focused on companies and industries that are undergoing positive change, and that we believe will be able to perform well regardless of the direction of the global economy.

Glossary of Investment Terms
--------------------------------------------------------------------------------

              Bottom-up An investment style that focuses on the use of research Investing Style to assess the performance of individual companies before considering the impact of economic trends. This approach, which is the opposite of "top-down" investing, assumes that the most significant determinant of performance is individual stock selection, rather than industry or country allocation.

              Defensive Stocks and bonds that are more conservative than
             Securities average, and tend to perform better than the overall market when that market is weak. Often, non-cyclical stocks are used to establish a defensive position, since they tend not to be as severely affected during economic slowdowns.

           Deregulation The process of reducing government regulation in order to create freer markets and allow business to operate more efficiently.

           Growth Stock Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

          Restructuring The general term for major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments, and the sale of non-core businesses are all developments frequently associated with corporate restructuring.

            Value Stock A company whose stock price does not fully reflect its intrinsic value, as indicated by price/earnings ratio, price/book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields. Distinct from growth stock.

              Weighting Refers to the allocation of assets -- usually in terms (over/under) of sectors, industries, or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

(Sources: Zurich Scudder Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                     as of February 28, 2001
--------------------------------------------------------------------------------

                                                                       Principal
                                                                       Amount (c)       Value ($)
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Repurchase Agreements 3.5%
----------------------------------------------------------------------------------------------------

 Salomon Smith Barney, 5.45%, to be repurchased at                                       -----------
    $144,081,809 on 3/1/2001** (Cost $144,060,000) ..............     144,060,000        144,060,000
                                                                                         -----------

----------------------------------------------------------------------------------------------------
Short-Term Investments 2.0%
----------------------------------------------------------------------------------------------------
 Colgate Palmolive, 5.44***, 3/30/2001 ..........................       7,000,000          6,969,550
 Federal Home Loan Bank Discount Note, 4.95%***,
    3/1/2001 ....................................................      40,000,000         40,000,000
 Verizon Network Funding, 5.50%***, 4/3/2001 ....................      35,000,000         34,825,146
----------------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $81,794,696)                                           81,794,696
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Convertible Bonds 0.0%
----------------------------------------------------------------------------------------------------
 United Kingdom
 British Aerospace plc, 7.45%, 11/29/2003                                                -----------
    (Producer of military aircrafts) (Cost $66,099).......... GBP          88,051            101,865
                                                                                         -----------
----------------------------------------------------------------------------------------------------
Participating Loan Notes 0.3%
----------------------------------------------------------------------------------------------------
 Luxembourg
 Eurotunnel Finance Ltd., Step-up Coupon, 1% to
    12/31/2005, 1% plus 26.45% of net available cash flow                                -----------
    to 4/30/2040 (Cost $13,351,889) .............................          10,250(b)      12,114,351
                                                                                         -----------


                                                                            Shares
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Common Stocks 94.2%
----------------------------------------------------------------------------------------------------
 Australia 1.3%
 BHP Ltd. (Producer of petroleum, mineral and
    steel products) .............................................       3,174,894         35,196,824
 WMC Ltd. (Developer of mineral products) .......................       4,561,074         19,163,874
                                                                                         -----------
                                                                                          54,360,698
                                                                                         -----------
 Belgium 0.6%
 Dexia Strip VVRR* (Provider of municipal lending services) .....           8,015                 74
 Interbrew* (Operator of brewing business) ......................         827,300         23,153,428
 Interbrew Strip VVRR* ..........................................         622,500              5,748
                                                                                         -----------
                                                                                          23,159,250
                                                                                         -----------


    The accompanying notes are an integral part of the financial statements.




                                       16

----------------------------------------------------------------------------------------------------


                                                                         Shares           Value ($)
----------------------------------------------------------------------------------------------------

 Canada 2.3%
 Canadian National Railway Co. (Operator of
    railroads) ..................................................       1,557,078         58,541,187
 Celestica Inc.* (Provider of services to original equipment
    manufacturers) ..............................................         160,300          7,854,700
 Nortel Networks Corp. (Provider of telephone, data and
    wireless products for the Internet) .........................       1,559,609         28,837,170
                                                                                         -----------
                                                                                          95,233,057
                                                                                         -----------

 Denmark 0.4%
 Infineon Technologies AG (Manufacturer and marketer
    of semiconductors) ..........................................         506,925         16,897,297
                                                                                         -----------
 France 17.5%
 AXA SA (Provider of insurance, finance and real
    estate services) ............................................         260,513         33,002,728
 Accor SA (Operator of hotels, travel agencies and
    restaurants) ................................................         382,913         15,093,592
 Alcatel SA (Manufacturer of transportation,
    telecommunication and energy equipment) .....................         680,018         26,559,941
 Aventis SA (Manufacturer of life science products) .............       1,453,595        117,843,129
 BNP Paribas SA (Provider of banking services) ..................         492,086         40,347,841
 Bouygues SA (Developer of large public projects,
    real estate, off-shore oil platforms and energy
    networks) ...................................................         722,438         28,276,804
 Christian Dior SA (Manufacturer of luxury products) ............         633,936         27,610,713
 Compagnie Generale d'Industrie et de Participations
    (Producer of automobile components, diagnostic
    equipment and abrasive pellets) .............................         212,783         11,886,627
 Credit Lyonnais SA (Provider of diversified banking
    services) ...................................................       1,010,969         35,313,479
 Etablissements Economiques du Casino
    Guichard-Perrachon SA (pfd.) (Operator of supermarkets
    and convenience stores) .....................................         450,360         29,919,680
 Eurotunnel SA* (Designer, financier and constructor of
    Eurotunnel) .................................................      24,681,677         24,385,113
 France Telecom SA (Provider of telecommunication
    services) ...................................................         260,981         15,591,199
 Pinault-Printemps-Redoute SA (Operator of
    department stores) ..........................................         105,558         21,355,014
 Rhodia SA (Manufacturer of drug and chemical
    products) ...................................................       2,286,734         32,833,137
 Schneider Electric SA (Manufacturer of electronic
    components and automated manufacturing systems) .............         660,894         43,326,787
 Societe BIC SA (Manufacturer of office supplies) ...............         414,998         17,703,303


    The accompanying notes are an integral part of the financial statements.

                                       17

----------------------------------------------------------------------------------------------------


                                                                          Shares         Value ($)
----------------------------------------------------------------------------------------------------

 Suez Lyonnaise des Eaux SA (Provider of water and
    electric utility services) ..................................         383,402         63,722,559
 Total Fina Elf SA (Explorer of oil and natural gas) ............         700,909         99,342,789
 Vivendi Universal SA (Provider of various public services) .....         634,057         40,162,316
                                                                                         -----------
                                                                                         724,276,751
                                                                                         -----------
 Germany 14.8%
 Allianz AG (Provider of multi-line insurance services) .........         129,515         42,991,767
 BASF AG (Producer of chemical products) ........................         326,364         14,705,791
 Bayer AG (Producer of chemical products) .......................       1,855,373         90,626,088
 Bayerische Hypo-und Vereinsbank AG (Provider of
    banking services) ...........................................         820,505         50,760,088
 Celanese AG (Manufacturer and distributor of
    industrial chemicals) .......................................          95,341          1,721,047
 Commerzbank AG (Provider of banking services) ..................         578,818         15,338,760
 Deutsche Bank AG (Registered) (Provider of financial
    services) ...................................................         590,238         49,049,661
 Deutsche Post AG* (Registered) (Provider of mail
    delivery) ...................................................       1,044,266         22,379,615
 Deutsche Telekom AG (Registered) (Provider of
    telecommunication services) .................................         652,944         15,916,449
 Dresdner Bank AG (Provider of banking services) ................         992,518         41,056,577
 E.On AG (Distributor of oil and chemicals) .....................       1,823,850         93,464,875
 Ergo Versicherungs Gruppe AG (Provider of insurance
    services) ...................................................         214,903         32,641,846
 Heidelberger Druckmaschinen AG (Manufacturer of
    commercial printing presses) ................................         119,282          7,599,593
 KarstadtQuelle AG (Operator of department stores) ..............          82,469          2,908,844
 Metro AG (Operator of building, clothing, electronic
    and food stores) ............................................         597,400         28,821,584
 Muenchener Rueckversicherungs-Gesellschaft AG
    (Registered) (Provider of financial and insurance
    services) ...................................................         111,094         36,128,197
 Preussag AG (Provider of a diverse array of services) ..........         375,452         14,282,952
 ProSieben Sat.1 Media AG (pfd.) (Producer of television
    programming and operator of Internet Web sites) .............         338,830          9,072,901
 SAP AG -- VORZUG (pfd.) (Manufacturer of computer
    software) ...................................................         119,983         18,944,457
 Siemens AG (Developer of electrical products) ..................         206,210         24,028,984
                                                                                         -----------
                                                                                         612,440,076
                                                                                         -----------
 Hong Kong 1.1%
 China Mobile (Hong Kong) Ltd.* (Provider of cellular
    telecommunication services) .................................       3,846,000         21,005,346
 Hutchison Whampoa Ltd. (Provider of investment services) .......       1,690,300         20,045,481


    The accompanying notes are an integral part of the financial statements.

                                       18

----------------------------------------------------------------------------------------------------


                                                                       Shares            Value ($)
----------------------------------------------------------------------------------------------------

 MTR Corp., Ltd.* (Provider of public transport services) .......       2,438,000          4,485,352
                                                                                         -----------
                                                                                          45,536,179
                                                                                         -----------
 Italy 6.0%
 Alleanza Assicurazioni SpA (Provider of life
    insurance services) .........................................       1,440,400         21,705,490
 Assicurazioni Generali SpA (Provider of insurance and
    financial services) .........................................       2,012,200         70,323,967
 Banca Intesa SpA (Provider of banking services) ................      11,668,959         49,131,869
 Holding di Partecipazioni Industriali SpA (Operator of a
    diverse holding company) ....................................       2,530,450          9,112,314
 Mediobanca SpA (Provider of banking services) ..................       5,445,400         60,436,678
 Riunione Adriatica di Sicurta SpA (Provider of insurance
    services) ...................................................       2,772,450         37,861,536
                                                                                         -----------
                                                                                         248,571,854
                                                                                         -----------
 Japan 16.9%
 Advantest Corp. (Producer of measuring instruments
    and semiconductor testing devices) ..........................         135,200         15,478,720
 Chugai Pharmaceutical Co., Ltd. (Producer of
    pharmaceuticals) ............................................       1,956,000         28,054,648
 DDI Corp. (Provider of telecommunication services) .............           2,033          8,652,537
 Daiwa Securities Group, Inc. (Provider of brokerage
    and other financial services) ...............................       2,489,000         22,690,832
 East Japan Railway Co. (Operator of railroad services) .........           5,672         31,816,888
 Matsushita Electric Industrial Co., Ltd. (Manufacturer
    of consumer electronic products) ............................       2,719,000         51,149,047
 Mitsubishi Estate Co., Ltd. (Provider of real estate services) .       3,752,000         36,887,640
 Mitsui Fudosan Co., Ltd. (Provider of real estate services) ....       4,396,000         42,395,880
 Mizuho Holdings, Inc. (Provider of financial services) .........           7,440         45,597,549
 Murata Manufacturing Co., Ltd. (Manufacturer of
    ceramic applied electronic computers) .......................         234,600         19,430,184
 NEC Corp. (Manufacturer of telecommunication and
    computer equipment) .........................................       2,111,000         34,302,852
 NTT DoCoMo, Inc. (Provider of telecommunication
    services and equipment) .....................................           2,729         47,155,856
 Nissan Motor Co., Ltd.* (Manufacturer of motor vehicles) .......       5,271,000         33,919,612
 Nomura Securities Co., Ltd. (Provider of financial services) ...       2,494,000         48,933,180
 Rohm Co., Ltd. (Developer of linear ICs and
    semiconductors) .............................................          64,300         10,399,217
 Sakura Bank, Ltd. (Provider of banking services) ...............       7,116,000         42,097,549
 Sankyo Co., Ltd. (Manufacturer of pharmaceutical
    products) ...................................................       1,630,000         33,923,647
 Sharp Corp. (Manufacturer of consumer and industrial
    electronics) ................................................       3,517,000         44,785,768


    The accompanying notes are an integral part of the financial statements.


                                       19

----------------------------------------------------------------------------------------------------


                                                                          Shares         Value ($)
----------------------------------------------------------------------------------------------------

 Sony Corp. (ADR) (Manufacturer of consumer and
    industrial electronic equipment) ............................         133,400          9,539,434
 Sony Corp. .....................................................         354,500         25,498,170
 Sumitomo Electric Industries Ltd. (Manufacturer of
    electric wires and cables) ..................................       2,098,000         25,090,994
 Toshiba Corp. (Manufacturer of electric machinery) .............       2,907,000         16,207,737
 Yamanouchi Pharmaceutical Co., Ltd. (Manufacturer of
    pharmaceutical products) ....................................         738,000         27,577,630
                                                                                         -----------
                                                                                         701,585,571
                                                                                         -----------

 Netherlands 6.8%
 ABN AMRO Holding NV (Provider of financial services) ...........       1,360,090         30,014,553
 Akzo Nobel NV (Producer and marketer of healthcare
    products, coatings, chemicals and fibers) ...................         507,110         24,676,248
 ASM Lithography Holding NV (Developer, manufacturer
    and marketer of photolithography projections
    systems) ....................................................         832,500         18,225,612
 Elsevier NV (International publisher of scientific,
    professional, business, and consumer information
    books) ......................................................       1,013,940         14,342,913
 Equant NV* (Provider of international data network
    services) ...................................................         646,800         17,856,960
 European Aeronautic Defence and Space Co.*
    (Manufacturer of airplanes and military equipment) ..........         696,789         14,476,052
 Fortis (NL) NV (Provider of banking and insurance
    services) ...................................................         506,800         14,712,466
 Gucci Group NV (New York Shares) (Designer and
    producer of personal luxury accessories and apparel) ........         406,880         35,752,546
 Heineken NV (Producer of beer and soft drinks) .................         840,700         46,614,431
 ING Groep NV (Provider of insurance and financial
    services) ...................................................         329,300         22,819,638
 Unilever NV (Manufacturer of branded and packaged
    consumer goods) .............................................         497,100         28,159,482
 VNU NV (Provider of international publishing services) .........         467,520         19,900,659
                                                                                         -----------
                                                                                         287,551,560
                                                                                         -----------
 Singapore 0.1%
 Chartered Semiconductor Manufacturing Ltd. (ADR)*
    (Provider of wafer fabrication services to
    semiconductor suppliers) ....................................         205,400          6,007,950
                                                                                         -----------
 Spain 1.2%
 Repsol YPF, SA (Manufacturer of crude oil and natural gas) .....         405,681          6,929,832
 Telefonica SA (Provider of telecommunication services) .........       2,462,987         42,186,388
                                                                                         -----------
                                                                                          49,116,220
                                                                                         -----------


    The accompanying notes are an integral part of the financial statements.


                                       20


----------------------------------------------------------------------------------------------------


                                                           Shares                          Value ($)
----------------------------------------------------------------------------------------------------

 Sweden 0.4%
 Telefonaktiebolaget LM Ericsson AB "B" (Producer of
    advanced systems and products for wired and mobile
    communications) .............................................       1,850,180         15,461,219
                                                                                         -----------
 Switzerland 6.2%
 Nestle SA (Registered) (Producer of food and beverage
    products) ...................................................          36,641         80,427,182
 Roche Holding AG (Manufacturer of pharmaceutical
    and chemical products) ......................................           3,286         28,339,462
 STMicroelectronics NV (Manufacturer of semiconductor
    integrated circuits) ........................................         451,288         14,251,029
 Swiss Re (Registered) (Provider of life insurance services) ....          10,710         22,507,870
 Serono SA "B" (Developer and marketer of biotechnology
    products) ...................................................          56,822         46,690,893
 UBS AG (Registered) (Provider of banking and asset
    management services) ........................................         405,567         64,610,901
                                                                                         -----------
                                                                                         256,827,337
                                                                                         -----------

 Taiwan 0.5%
 GigaMedia Ltd.* (Provider of broadband internet access
    services and content) .......................................         382,327            967,765
 Hon Hai Precision Industry Co., Ltd. (Manufacturer of
    electronic products) ........................................             120                746
 Taiwan Semiconductor Manufacturing Co. (Manufacturer
    of integrated circuits) .....................................       4,303,000         11,971,252
 United Microelectronics Corp., Ltd. (Manufacturer of
    integrated circuits) ........................................       5,250,000          8,601,236
                                                                                         -----------
                                                                                          21,540,999
                                                                                         -----------

 United Kingdom 18.1%
 ARM Holdings plc* (Designer of RISC microprocessors
    and related technology) .....................................       2,270,070         10,176,521
 BOC Group plc (Producer of chemical products) ..................       3,019,758         44,716,777
 BP Amoco plc (Provider of oil) .................................       8,443,909         69,967,533
 British Airways plc (Provider of passenger and cargo
    airline services) ...........................................       4,228,209         24,595,230
 British Telecom plc (Provider of telecommunication
    services) ...................................................       1,593,988         13,138,879
 Cable and Wireless plc (Provider of telecommunication
    services) ...................................................       2,975,221         32,268,508
 Compass Group plc* (Operator of an international
    foodservice group) ..........................................       2,516,600         20,088,692
 Diageo plc (Producer and distributor of food products) .........       2,154,630         21,888,572
 EMI Group plc (Producer of music recordings) ...................       4,575,621         32,290,016
 GlaxoSmithKline plc (Manufacturer of
    pharmaceutical products) ....................................       2,350,402         64,749,364



    The accompanying notes are an integral part of the financial statements.




                                       21


----------------------------------------------------------------------------------------------------


                                                           Shares                          Value ($)
----------------------------------------------------------------------------------------------------
 Granada plc (Producer of television programs and
    movies) .....................................................       7,644,298         21,335,032
 RMC Group plc (Produces and supplies building and
    construction materials) .....................................         475,531          5,208,378
 Reed International plc (Publisher of scientific,
    professional and business materials) ........................      10,841,595        108,805,549
 Reuters Group plc (Provider of international news and
    information) ................................................       3,793,230         58,529,120
 Rio Tinto plc (Developer of mining products) ...................       2,968,256         54,728,045
 Shell Transport & Trading Co. plc (Provider of oil) ............       9,227,477         76,727,175
 Vodafone Group plc (Provider of mobile
    telecommunication services) .................................      32,758,550         88,941,205
                                                                                         -----------
                                                                                         748,154,596
                                                                                         -----------
----------------------------------------------------------------------------------------------------
Total Common Stocks (Cost $3,787,150,672)                                              3,906,720,614
----------------------------------------------------------------------------------------------------
Total Investment Portfolio-- 100.0% (Cost $4,026,423,356) (a)                          4,144,791,526
----------------------------------------------------------------------------------------------------

*  Non-income producing.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

*** Annualized yield at time of purchase; not a coupon rate.

(a) The cost for federal income tax purposes was $4,027,205,109. At February 28, 2001, net unrealized appreciation for all securities based on tax cost was $117,586,417. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $526,550,665 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $408,964,248.

(b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

(c) Principal amount stated in U.S. dollars unless otherwise noted.


    Currency Abbreviation
    ----------------------------------

    EUR        Euro

    GBP        Great Britain Pound


    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of February 28, 2001

--------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------
Investments in securities, at value (cost $4,026,423,356) ..   $ 4,144,791,526
Cash .......................................................             5,982
Foreign currency, at value (cost $2,521,775) ...............         2,522,166
Receivable for investments sold ............................        24,881,524
Dividends receivable .......................................         2,402,961
Interest receivable ........................................            24,232
Receivable for Fund shares sold ............................         6,508,729
Foreign taxes recoverable ..................................         4,803,901
                                                                 ---------------
Total assets ...............................................     4,185,941,021

Liabilities
--------------------------------------------------------------------------------
Payable for investments purchased ..........................        33,942,618
Payable for Fund shares redeemed ...........................        24,464,257
Accrued management fee .....................................         2,336,161
Other accrued expenses and payables ........................         1,175,249
                                                                 ---------------
Total liabilities ..........................................        61,918,285
                                                                 ---------------
Net assets, at value .......................................   $ 4,124,022,736
                                                                 ---------------
Net Assets
--------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income   $    (7,900,195)
Net unrealized appreciation (depreciation) on:
  Investments ..............................................       118,368,170
  Foreign currency related transactions ....................          (145,746)
Accumulated net realized gain (loss) .......................      (127,407,999)
Paid-in capital ............................................     4,141,108,506
                                                                 ---------------
Net assets, at value .......................................   $ 4,124,022,736
                                                                 ---------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
Statement of Assets and Liabilities (continued)
------------------------------------------------------------------------------------------
Net Asset Value
------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($48,333,075 /
   1,053,229 shares of capital stock outstanding, $.01 par value, 100,000,000   ----------
   shares authorized) ........................................................   $   45.89
                                                                                ----------
Class S
Net Asset Value, offering and redemption price per share ($4,012,877,718 /
   87,469,354 shares of capital stock outstanding, $.01 par value, 200,000,000  ----------
   shares authorized) ........................................................   $   45.88
                                                                                ----------
Class A (formerly Class R)
Net Asset Value, offering and redemption price per share ($45,105,420 / 986,742
   shares of capital stock outstanding, $.01 par value, 200,000,000 shares      ----------
   authorized) ...............................................................   $   45.71
                                                                                ----------
Maximum offering price per share                                                ----------
   (100 / 94.25 of $45.71) ...................................................   $   48.50
                                                                                ----------
Class B

Net Asset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($265,661 / 5,820 shares of capital stock            ----------
   outstanding, $.01 par value, 200,000,000 shares authorized) ...............   $   45.65
                                                                                ----------
Class C
Net Asset Value, offering and redemption price (subject to contingent deferred
   sales charge) per share ($191,737 / 4,202 shares of capital stock            ----------
   outstanding, $.01 par value, 200,000,000 shares authorized) ...............   $   45.63
                                                                                ----------
Barrett International Shares

Net Asset Value, offering and redemption price per share ($17,248,210 / 374,758
   shares of capital stock outstanding, $.01 par value, 100,000,000 shares      ----------
   authorized) ...............................................................   $   46.02
                                                                                ----------
Class I

Net Asset Value, offering and redemption price per share ($914.5 / 20 shares of ----------
   capital stock outstanding, $.01 par value, 100,000,000 shares authorized)     $   45.73
                                                                                ----------


    The accompanying notes are an integral part of the financial statements.



                                       24



------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
Statement of Operations for the six months ended February 28, 2001
------------------------------------------------------------------------------------------

Investment Income
-----------------------------------------------------------------------------------------

Income:
Dividends (net of foreign taxes withheld of $2,845,548) ......................   $  11,621,804
Interest (net of foreign taxes withheld of $10,977) ..........................       5,799,321
                                                                                 -------------

Total Income .................................................................      17,421,125
                                                                                 -------------

Expenses:
Management fee ...............................................................      15,040,968
Administrative fee ...........................................................       8,326,028
Adminstrative services fees ..................................................          53,244
Distribution services fees ...................................................             243
Directors' fees and expenses .................................................          39,475
Other ........................................................................         435,372
                                                                                 -------------
Total expenses ...............................................................      23,895,330
----------------------------------------------------------------------------------------------
Net investment income (loss)                                                        (6,474,205)
----------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
----------------------------------------------------------------------------------------------

Net realized gain (loss) from:
Investments ..................................................................      36,057,296
Foreign currency related transactions (including foreign taxes of ............      (3,513,045)
                                                                                       773,067)
                                                                                 -------------
                                                                                    32,544,251
                                                                                 -------------
Net unrealized appreciation (depreciation) during the period on:
Investments ..................................................................    (807,607,235)
Foreign currency related transactions ........................................         338,408
                                                                                 -------------
                                                                                  (807,268,827)
----------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                        (774,724,576)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                  $(781,198,781)
----------------------------------------------------------------------------------------------



    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                             Six Months      Year Ended
                                                           Ended February    August 31,
Increase (Decrease) in Net Assets                             28, 2001         2000
-----------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ......................   $    (6,474,205)   $    11,993,808
Net realized gain (loss) on investment transactions        32,544,251        635,576,729
Net unrealized appreciation (depreciation) on
   investment transactions during the period ......      (807,268,827)       (12,242,341)
Net increase (decrease) in net assets resulting          -------------       ------------
   from operations ................................      (781,198,781)       635,328,196
                                                         -------------       ------------
Distributions to shareholders from:
Net investment income:
  Class AARP ......................................           (58,132)                --
                                                       ---------------    ---------------
  Class S .........................................        (4,154,339)        (9,066,651)
                                                       ---------------    ---------------
  Barrett International Shares ....................           (35,400)           (83,506)
                                                       ---------------    ---------------
Net realized gains:
  Class AARP ......................................        (2,832,588)                --
                                                       ---------------    ---------------
  Class S .........................................      (222,804,901)      (489,044,063)
                                                       ---------------    ---------------
  Barrett International Shares ....................        (1,054,123)        (2,802,911)
                                                       ---------------    ---------------
  Class A (formerly Class R) ......................        (2,225,862)        (3,204,448)
                                                       ---------------    ---------------
Fund share transactions:
Proceeds from shares sold .........................     2,800,738,550      4,961,467,887
Net assets acquired in tax-free reorganization ....                --        103,167,614
Reinvestment of distributions .....................       219,201,169        464,101,472
Cost of shares redeemed ...........................    (2,860,749,801)    (4,318,525,427)
                                                       ---------------    ---------------
Net increase (decrease) in net assets from Fund
   share transactions..............................       159,189,918      1,210,211,546
                                                       ---------------    ---------------
Increase (decrease) in net assets .................      (855,174,208)     1,341,338,163
Net assets at beginning of period .................     4,979,196,944      3,637,858,781
Net assets at end of period
   (including accumulated distributions in excess
   of net investment income of $7,900,195 and
   undistributed net investment income of              ---------------    ---------------
   $2,821,881, respectively) ......................   $ 4,124,022,736    $ 4,979,196,944
                                                       ---------------    ---------------


The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.


Class AARP

------------------------------------------------------------------------------------
                                                                  2001(a)   2000(b)
------------------------------------------------------------------------------------
Net asset value, beginning of period                             $57.74     $57.26
------------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment income (loss) (c)                                 (.05)       .01
------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment           (9.06)       .47
  transactions
------------------------------------------------------------------------------------
  Total from investment operations                                (9.11)       .48
------------------------------------------------------------------------------------
Less distributions from:

  Net investment income                                            (.06)        --
------------------------------------------------------------------------------------
  Net realized gains on investment transactions                   (2.68)        --
------------------------------------------------------------------------------------
  Total distributions                                             (2.74)        --
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------

Net asset value, end of period                                   $45.89     $57.74
------------------------------------------------------------------------------------
Total Return (%)                                                 (16.08)**     .84**
------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                               48         71
------------------------------------------------------------------------------------
Ratio of expenses (%)                                              1.03(d)*   1.05*
------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                          (.11)(e)**  .30*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                          65*        83
------------------------------------------------------------------------------------

(a)     For the six months ended February 28, 2001.

(b) For the period from August 14, 2000 (commencement of sales of Class AARP shares) to August 31, 2000.

(c)     Based on monthly average shares outstanding during the period.

(d) The ratio of operating expenses includes a one-time reduction of certain costs incurred in connection with the reorganization in fiscal 2000.
        The ratio without this reduction was 1.06%

(e) The ratio for the six months ended February 28, 2001 has not been annualized since the Fund believes it would not be appropriate because the the Fund's dividend income is not earned ratably throughout the fiscal year.

*       Annualized

**      Not annualized

--------------------------------------------------------------------------------
The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S

----------------------------------------------------------------------------------
                        2001(a)   2000(b)  1999(c) 1999(d)  1998(d) 1997(d) 1996(d)
----------------------------------------------------------------------------------

Net asset value,
beginning of period    $57.73    $54.82   $50.07   $52.06  $48.07   $45.71  $39.72
------------------------------------------------------------------------------------
Income (loss) from investment operations:

  Net investment
  income (loss) (g)      (.07)      .16      .20(f)   .47(e)  .43      .30     .38
------------------------------------------------------------------------------------
   Net realized and
   unrealized gain
   (loss) on
   investment
   transactions         (9.05)     9.38     7.20     3.10    9.16     4.53    7.19
------------------------------------------------------------------------------------
  Total from
  investment
  operations            (9.12)     9.54     7.40     3.57    9.59     4.83    7.57
------------------------------------------------------------------------------------
Less distributions from:

  Net investment income  (.05)     (.13)      --       --    (.25)   (1.28)   (.40)
------------------------------------------------------------------------------------
   Net realized gains
   on investment
   transactions         (2.68)    (6.50)   (2.65)   (5.56)  (5.35)   (1.19)  (1.18)
------------------------------------------------------------------------------------
  Total distributions   (2.73)    (6.63)   (2.65)   (5.56)  (5.60)   (2.47)  (1.58)
------------------------------------------------------------------------------------
Net asset value, end   $45.88    $57.73   $54.82   $50.07  $52.06   $48.07  $45.71
of period
------------------------------------------------------------------------------------
Total Return (%)       (16.13)**  17.09    15.19**   7.18   21.57    10.74   19.25
------------------------------------------------------------------------------------
Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------

Net assets, end of
period ($ millions)     4,013     4,841    3,610    3,090   2,885    2,583   2,515
------------------------------------------------------------------------------------
Ratio of expenses (%)    1.06*     1.12     1.21*    1.17    1.18     1.15    1.14
------------------------------------------------------------------------------------

Ratio of net
investment income
(loss) (%)               (.14)(h)** .25      .93*     .92     .83      .64     .86
------------------------------------------------------------------------------------

 Portfolio turnover
 rate (%)                  65*       83       82*      80      56       36      45
------------------------------------------------------------------------------------




(a)     For the six months ended February 28, 2001.

(b)     For the year ended August 31, 2000.

(c) For the five months ended August 31, 1999. On June 7, 1999, the Fund changed its fiscal year end from March 31 to August 31.

(d)     For the years ended March 31.

(e) Net investment income per share includes non-recurring dividend income amounting to $.09 per share.

(f) Net investment income per share includes non-recurring dividend income amounting to $.02 per share.

(g)     Based on monthly average shares outstanding during the period.

(h) The ratio for the six months ended February 28, 2001 has not been annualized since the Fund believes it would not be appropriate because the the Fund's dividend income is not earned ratably throughout the fiscal year.

*  Annualized  ** Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder International Fund (the "Fund") is a diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

The Fund offers multiple classes of shares. On December 29, 2000 the Fund commenced offering additional shares: Class B, Class C and Class I. In addition, on December 29, 2000, Class R shares were redesignated as Class A. The seven classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Class I shares are offered to a limited group of investors, are not subject to initial or deferred sales charges and have lower ongoing expenses than other classes. Barrett International Shares are offered to a limited group of investors and are not subject to initial or deferred sales charges. Shares of Class AARP are especially designed for members of AARP are not subject to initial or deferred sales charges. Class S are not subject to initial or deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. Certain detailed information for the Class A, B, C, I and Barrett International Shares is provided separately and is available upon request.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require

--------------------------------------------------------------------------------

the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchase and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

The Fund is subject to a 0.20% Taiwan dollar income tax on foreign exchange gain transactions.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward contracts, passive foreign investment companies and foreign denominated investments. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Divided income is recorded on the ex-dividend date. Certain dividends

--------------------------------------------------------------------------------

from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended February 28, 2001, purchases and sales of investment securities (excluding short-term investments) aggregated $1,414,455,525 and $1,522,812,959, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., formerly Scudder Kemper Investments, Inc., ("ZSI" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% on the first $6,000,000,000 of average daily net assets, 0.625% on the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2001, the fees pursuant to the Management Agreement amounted to $15,040,968, which was equivalent to an annualized effective rate of 0.675% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement ("Administrative Agreement"), ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above), in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class AARP, Class S, Class A and Barrett International Shares, for the period September 1, 2000 through February 28, 2001, was equal to an annualized effective rate of 0.375%, 0.375%, 0.375% and 0.375%, respectively, of average daily net assets, computed and accrued daily and payable monthly. The Administrative Fee for Class B, Class C and Class I, for the period December 29, 2000 through February 28, 2001, was equal to an annualized effective rate of 0.45%, 0.425% and 0.15%, respectively, of the average daily net assets, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affliliated with ZSI provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of Independent Directors (including the fees and expenses of their independent counsel). In return for the services provided, each Fund will pay ZSI an Administrative Fee. For the six months ended February 28, 2001, the Administrative Fee was as follows:

                                                                     Unpaid at
                                                        Total        February 28,
Administrative Fees                                   Aggregated          2001
------------------------------------------------------------------------------------
Class AARP......................................    $     109,569    $      14,196
Class S.........................................        8,121,401        1,193,359
Barrett International Shares....................           38,947            4,082
Class A.........................................           85,050           12,937
Class B.........................................               79               64
Class C.........................................               63               49
Class I.........................................               --               --
                                                    -------------    -------------
                                                    $   8,355,109    $   1,224,687
                                                    -------------    -------------



In addition, a one-time reduction of certain costs incurred in connection with the reorganization in fiscal 2000 amounting to $14,986 on Class AARP and $14,095 on Class S is included in Administrative fee on the Statement of Operations.

--------------------------------------------------------------------------------

Distribution Service Agreement. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 29, 2000 (commencement of sales) through February 28, 2001, the Distribution Services Fees are as follows:

                                                                    Unpaid at
                                                Total             February 28,
            Distribution Services Fees        Aggregated              2001
--------------------------------------------- ---------------  ---------------
Class B................................       $          132   $          106
Class C................................                  111               88
                                              ---------------  --------------
                                              $          243   $          194
                                              ---------------  --------------

Administrative Services Fees. Kemper Distributors, Inc. ("KDI"), an affiliate of the Advisor, provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provide these services and pays these fees based on assets of shareholder accounts the firms service. For the six months ended February 28, 2001, the Administrative Services Fees were as follows:


                                                              Unpaid at
                                                 Total       February 28,
Administrative Services Fees                  Aggregated       2001
--------------------------------------------------------------------------------
Class A................................   $       53,162   $       18,229
Class B................................               45               34
Class C................................               37               28
                                          ---------------  ---------------
                                          $       53,244   $       18,291
                                          ---------------  ---------------

Underwriting Agreement and Contingent Deferred Sales Charge. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2001 aggregated $2,961, of which none was paid to other firms.

In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 29, 2000 (commencement of sales) to February 28, 2001, there were no CDSC for Class B and Class C.

--------------------------------------------------------------------------------

Directors' Fees and Expenses. The Fund pays each of its Directors not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended February 28, 2001, Directors' fees and expenses aggregated $39,475.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Line of Credit

The Fund and several affiliated Funds (the "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Acquisition of Assets

On August 11, 2000, the Fund acquired all of the net assets of AARP International Stock Fund and Scudder International Growth and Income Fund pursuant to plans of reorganization approved by shareholders of the respective funds on July 13, 2000. The acquisitions were accomplished by tax-free exchanges of 1,206,125 shares of the Class AARP shares of the Fund for 3,476,954 shares of AARP International Stock Fund and 595,597 shares of the Class S shares of the Fund for 2,671,709 shares of Scudder International Growth and Income Fund outstanding on August 11, 2000. AARP International Stock Fund's net assets at that date ($69,063,164), including $322,150 of unrealized appreciation, and Scudder International Growth and Income Fund's net assets at that date ($34,104,450), including $2,609,047 of unrealized appreciation, were combined with those of the Fund. The aggregate nets assets of the Fund immediately before the acquisitions were $4,794,833,129. The combined net assets of the Fund immediately following the acquisitions were $4,898,000,743.

F. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                        Six Months Ended                     Year Ended
                        February 28, 2001                  August 31, 2000
                 ------------------------------- -------------------------------

Shares sold          Shares          Dollars          Shares            Dollars
--------------------------------------------------------------------------------
Class AARP.........    237,409   $  12,478,182        35,520***   $    2,055,944***
Class S............ 53,666,630   2,724,046,858    77,162,962       4,904,586,415
Barrett............      1,392          79,587        42,572           2,681,859
   International
   Shares..........
Class A*...........  1,262,333      63,581,217       798,157          52,143,669
Class B**..........      5,892         280,229            --                  --
Class C**..........      5,634         271,477            --                  --
Class I**..........         20           1,000            --                  --
                                --------------                   ---------------
                                $2,800,738,550                    $4,961,467,887
                                --------------                   ---------------
Shares issued in tax-free reorganizations
--------------------------------------------------------------------------------
Class AARP.........         --   $          --     1,206,125      $   69,063,164
Class S............         --              --       595,597          34,104,450
                                 -------------                   ---------------
                                 $          --                    $  103,167,614
                                 -------------                   ---------------
Shares issued to shareholders in reinvestment of distributions
--------------------------------------------------------------------------------
Class AARP.........     56,608   $   2,774,904            --      $           --
Class S............  4,240,132     213,289,802     7,566,454         458,569,993
Barrett............     18,524         910,653        38,094           2,329,790
   International
   Shares..........
Class A*...........     45,561       2,225,810        54,936           3,201,689
                                 -------------                   ---------------
                                 $ 219,201,169                    $  464,101,472
                                 -------------                   ---------------

--------------------------------------------------------------------------------

                       Six Months Ended                     Year Ended
                        February 28, 2001                  August 31, 2000
                 ------------------------------- -------------------------------
                     Shares          Dollars          Shares            Dollars
Shares redeemed
--------------------------------------------------------------------------------
Class AARP.......    (467,373)   $(24,274,184)      (15,060)***       $(873,162)***
Class S.......... (54,286,888) (2,779,270,825)  (67,322,438)     (4,299,849,795)
Barrett               (95,389)     (4,863,452)      (88,451)         (5,541,896)
   International
   Shares........
Class A*.........  (1,039,096)    (52,268,949)     (186,688)        (12,260,574)
Class B**........         (72)         (3,319)
Class C**........      (1,142)        (69,072)
Class I**........          --              --
                              ---------------                   ----------------
                              $(2,860,749,801)                  $(4,318,525,427)
                              ---------------                   ----------------

Net increase (decrease)
--------------------------------------------------------------------------------
Class AARP.......    (173,356)   $ (9,021,098)    1,226,585***      $70,245,946***
Class S..........   3,619,874     158,065,835    18,002,575       1,097,411,063
Barrett               (72,473)     (3,873,212)       (7,785)           (530,247)
   International
   Shares........
Class A*.........     268,798      13,538,078       666,405          43,084,784
Class B**........       5,820         276,910            --                  --
Class C**........       4,202         202,405            --                  --
Class I**........          20           1,000            --                  --
                                -------------                    --------------
                                $ 159,189,918                    $1,210,211,546
                                -------------                    --------------



*   On December 29, 2000, Class R shares were redesignated as Class A.

** For the period from December 29, 2000 (commencement of sales of Class B, Class C and Class I) to February 28, 2001.

*** For the period from August 14, 2000 (commencement of sales of Class AARP shares) to August 31, 2000.

Report of Independent Accountants
--------------------------------------------------------------------------------

               To the Board of Directors of Scudder International Fund, Inc. and to the Class AARP and Class S Shareholders of Scudder International Fund:

               In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class AARP and Class S financial highlights present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at February 28, 2001, the results of its operations, the changes in its net assets, and the Class AARP and Class S financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and the Class AARP and Class S financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

               Boston, Massachusetts                  PricewaterhouseCoopers LLP
               April 20, 2001

Officers and Directors
--------------------------------------------------------------------------------


 Linda C. Coughlin*
   o  President and Director

 Henry P. Becton, Jr.
   o  Director; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Director; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Director; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Director; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Director; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Director; Consultant

 Jean C. Tempel
   o  Director; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Director; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Irene T. Cheng*
   o  Vice President

 Joyce E. Cornell*
   o  Vice President

 Carol L. Franklin*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Joan E. Gregory*
   o  Vice President

 James E. Masur*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 Tien-Yu Sieh*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Zurich Scudder Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder High Yield Opportunity Fund         Scudder Gold Fund

Global Income                               Regional
  Scudder Global Bond Fund                    Scudder Greater Europe Growth Fund
  Scudder Emerging Markets Income Fund        Scudder Pacific Opportunities Fund
                                              Scudder Latin America Fund
Asset Allocation                              The Japan Fund, Inc.
  Scudder Pathway Conservative Portfolio
  Scudder Pathway Moderate Portfolio        Industry Sector Funds
  Scudder Pathway Growth Portfolio            Scudder Health Care Fund
                                              Scudder Technology Innovation Fund
U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund



                                       40

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           myScudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      Scudder Investments
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program
                           from Scudder Investments
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Advisor

Zurich Scudder Investments, Inc., a leading global investment management firm, is a member of the Zurich Financial Services Group. Zurich Scudder Investments is one of the largest and most experienced investment management organizations in the world, managing more than USD 370 billion in assets for corporate clients, retirement and pension plans, insurance companies, mutual fund investors, and individuals worldwide. Headquartered in New York, Zurich Scudder Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies.

Headquartered in Zurich, Switzerland, Zurich Financial Services Group is one of the global leaders in the financial services industry, providing its customers with products and solutions in the area of financial protection and asset accumulation.




This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.




AARP Investment Program
from Scudder Investments
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com

Scudder Investments
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
myScudder.com


SCUDDER
INVESTMENTS


A member of [LOGO] Zurich Scudder Investments

LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                         ENDED FEBRUARY 28, 2001

Seeking total return, a combination of capital growth and income, principally through an internationally diversified portfolio of equity securities.

SCUDDER
INTERNATIONAL FUND

    "Investors are rightly concerned that the weakness in the U.S. economy will prove contagious; however, Europe's structural changes that we've discussed in the past continue to occur at an accelerating pace."

                                                      [SCUDDER INVESTMENTS LOGO]

CONTENTS

3
ECONOMIC OVERVIEW

5
PERFORMANCE UPDATE

7
TERMS TO KNOW

8
LARGEST HOLDINGS

9
PORTFOLIO OF INVESTMENTS

17
FINANCIAL STATEMENTS

20
FINANCIAL HIGHLIGHTS

22
NOTES TO
FINANCIAL STATEMENTS

29
REPORT OF
INDEPENDENT AUDITORS

AT A GLANCE

 SCUDDER INTERNATIONAL FUND
 TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28,
 2001 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

Scudder International Fund Class A                                               -16.2
Scudder International Fund Class B                                              -16.57
Scudder International Fund Class C                                              -16.58
Lipper International Funds Category Average*                                    -16.47

PERFORMANCE AND ANY RANKINGS/RATINGS THEREOF ARE HISTORICAL AND DO NOT GUARANTEE FUTURE RESULTS. PERFORMANCE INCLUDES REINVESTMENT OF ALL DISTRIBUTIONS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. WHILE ALL SHARE CLASSES HAVE THE SAME UNDERLYING PORTFOLIO, THEIR PERFORMANCE WILL DIFFER.

SCUDDER INTERNATIONAL FUND BEGAN OPERATIONS ON 6/18/53 WITH CLASS S SHARES, WHICH CLOSED TO NEW INVESTORS ON 12/29/00 WHEN CLASS R SHARES WERE REDESIGNATED AS CLASS A SHARES AND CLASS B AND C SHARES WERE MADE AVAILABLE. RETURNS FOR CLASS A SHARES FROM CLASS R SHARE INCEPTION OF 8/2/99 TO 12/29/00 REFLECT CLASS R SHARE PERFORMANCE ADJUSTED FOR THE MAXIMUM SALES CHARGE. ALL RETURNS PRIOR TO 8/2/99 FOR CLASS A SHARES, AND PRIOR TO 12/29/00 FOR CLASS B AND C SHARES, REFLECT CLASS S SHARE PERFORMANCE DATING BACK TO 5/31/84, ADJUSTED FOR SALES CHARGES AND HIGHER OPERATING EXPENSES. ANY RANKINGS/RATINGS ARE FOR CLASS S SHARES; THEY DON'T REFLECT THESE ADJUSTMENTS AND MIGHT HAVE BEEN LOWER IF THEY HAD.

*SOURCE: LIPPER, INC.
 NET ASSET VALUE

                                    AS OF     AS OF
                                   2/28/01   12/29/00
 .........................................................
    SCUDDER INTERNATIONAL FUND
    CLASS A                        $45.71     $50.47
 .........................................................
    SCUDDER INTERNATIONAL FUND
    CLASS B                        $45.65     $50.14
 .........................................................
    SCUDDER INTERNATIONAL FUND
    CLASS C                        $45.63     $50.14
 .........................................................

 SCUDDER INTERNATIONAL FUND
 LIPPER RANKINGS AS OF 2/28/01*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER INTERNATIONAL FUNDS CATEGORY

                                         CLASS S
 .........................................................
    1-YEAR                          #409 of 700 funds
 .........................................................
    5-YEAR                          #44 of 312 funds
 .........................................................
    10-YEAR                         #13 of 56 funds
 .........................................................

 DIVIDEND REVIEW

 DURING THE PERIOD, SCUDDER INTERNATIONAL FUND PAID THE FOLLOWING DIVIDENDS PER
 SHARE:

                                     CLASS A
 ................................................
    LONG-TERM CAPITAL GAIN           $2.52
 ................................................
    SHORT-TERM CAPITAL GAIN          $0.16
 ................................................

INVESTMENT IN FOREIGN SECURITIES PRESENTS SPECIAL RISK CONSIDERATIONS INCLUDING FLUCTUATING CURRENCY EXCHANGE RATES, GOVERNMENT REGULATIONS AND DIFFERENCES IN LIQUIDITY.

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX(TM)

[MORNINGSTAR EQUITY STYLE  Source: Morningstar, Inc. Placement within the
BOX] Morningstar Equity Style Box(TM) is based on two variables: relative median market capitalization and relative price valuations (price-to-book and price-to-earnings) of the fund's portfolio holdings. These numbers are drawn from the fund's portfolio holdings data most recently entered into Morningstar's database and market conditions as of February 28, 2001.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

The investment world never presents us with total clarity. Even so, there are moments when the uncertainties appear to be greater than usual. This is one of those moments. The global economy is slowing, investors are unsure of the extent to which the Federal Reserve Board will cut interest rates and market leadership -- long resident in growth and technology stocks -- has become less certain.

  One understandable response is to seek shelter in safer investments such as money market funds. Yet over time, stocks have provided the strongest long-term returns. As a result, it is precisely at moments such as this when staying calm and remaining focused on the long-term record of stocks can be of the greatest value for investors.

  Despite an environment of turbulent stock prices, we are not concerned about the long-term outlook for the economy and markets. Although risks certainly continue to exist, we feel that the four points enumerated below can help investors develop the wherewithal to cope with the recent volatility.

INTEREST RATE BACKDROP POSITIVE

  Investors who fret about the uncertainty of the economic outlook seem to be forgetting one key issue: Interest rates are falling. The Fed cut rates by half a percentage point on March 20, and it is clear that they are prepared to make additional rate cuts as necessary. Other central banks around the world are following suit. We believe that these cuts will ultimately have a positive effect on the economy after the usual time lag. We see important evidence for this assertion in the bond market, where investment-grade, high-yield, and other types of non-government bonds have all found buyers since the first Fed rate cut in January. Additionally, lending has ticked up and consumers have responded to lower mortgage rates with an avalanche of refinancing applications. Another bit of evidence comes from the stock market, where basic materials, consumer cyclicals, and small-cap companies have all perked up.

  This is a classic signal that the market sees the potential for a recovery later in the year. We continue to expect that the next few months will be difficult for the economy, but also believe that the worst will be over around mid-year.

INFLATION NOT A CRITICAL LONG-RUN CONCERN

  January inflation readings came in above expectations, prompting many analysts to become concerned that long-dormant inflation is reawakening. We don't believe this to be the case, however, and the much tamer February inflation statistics support our view. Long-term forces that contributed to stable prices during the 90s -- such as deregulation, globalization and technology -- are still firmly in place. In addition, the combination of slowing global growth and excess production capacity will reduce the ability of companies to raise prices. The cyclical peaks in inflation have been falling for 20 years, and we expect the next peak -- which may not occur for another five years -- to be well below the current peak of 4 percent.

THE TECHNOLOGY REVOLUTION STILL HAS FAR TO RUN

  The crash in the Internet sector and the financial difficulties of many telecommunications companies will not mark the end of the current technological revolution, but simply its evolution to another phase. Companies that satisfy customers will prosper, and those that employ new technologies will be more efficient than ever. This will result in productivity gains and competitive advantage for the most well-managed firms. It is difficult to predict the exact beneficiaries of this next phase, but they will exist. We therefore disagree with those who pronounce the demise of the technology miracle. We maintain our view that this is a huge revolution that will raise productivity and provide exciting investment opportunities in many "old economy" companies that stand to reap the benefits of the innovations.

REFORMS CONTINUE IN EUROPE

  Europe has undertaken the reform process somewhat grudgingly, but reforms have been instituted nonetheless. Privatization has swept major industries, politicians have chipped away at labor protections (making labor markets more flexible) and tax code reform has become more

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (3/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       4.90                   5.80                   6.30                   5.20
Prime rate (2)                                  8.20                   9.50                   9.00                   7.75
Inflation rate (3)*                             3.50                   3.40                   3.30                   1.60
The U.S. dollar (4)                             8.80                   8.40                   0.50                  -0.10
Capital goods orders (5)*                       2.80                  15.20                   8.40                   5.60
Industrial production (5)*                      1.20                   5.90                   5.90                   3.30
Employment growth (6)                           0.90                   1.90                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/28/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

widespread as deep cuts in Germany have forced other countries to compete. Mergers occur with greater ease and capital markets have become more open. So far, these changes have had a significant impact on the region's economy, but not on the relative returns of European assets. Dollar-based investors have been further disadvantaged by the poor performance of the euro over the past two years. However, we believe that as the long-term effects of these changes are recognized, investors will respond in a positive fashion.

STAY THE COURSE

  These positive themes, while important for the market's long-term outlook, do not mean that stock prices will rebound next week, or even next month. Indeed, risks are still plentiful: The U.S. dollar is vulnerable due to the large trade deficit, both consumers and corporations continue to carry high levels of debt, and instability in Japan is a threat to the entire global economy. However, we believe that the factors we describe above will, over time, provide a positive underpinning for diversified portfolios of stocks and bonds. This point is particularly important for investors who bought stocks or stock funds to help achieve their long-term goals, but who are now questioning whether to reduce or even eliminate positions due to the market's fluctuations. Although we expect that volatility will continue to affect market performance in the weeks and months ahead, investors who have withstood the market's decline so far may miss the long-term benefit of these trends if they move out of stocks now. We therefore believe that the best option for long-term investors is to stay the course even if the turbulence in the stock market continues.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. ECONOMICS GROUP AS OF MARCH 16, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[CHENG PHOTO]

LEAD PORTFOLIO MANAGER IRENE CHENG JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1993. PRIOR TO THAT, SHE WORKED IN MERCHANT BANKING AS AN EQUITY ANALYST, AND IN OPERATIONS, FINANCE AND CORPORATE PLANNING. CHENG RECEIVED A BACHELOR'S DEGREE SUMMA CUM LAUDE FROM HARVARD/RADCLIFFE COLLEGE, A MASTER'S DEGREE FROM THE MASSACHUSETTS INSTITUTE OF TECHNOLOGY AND AN M.B.A. FROM HARVARD BUSINESS SCHOOL.

[SLENDEBROEK PHOTO]

A NATIVE OF THE NETHERLANDS, PORTFOLIO MANAGER MARC SLENDEBROEK JOINED ZURICH SCUDDER INVESTMENTS, INC. IN 1994. HE FOCUSES ON THE EUROPEAN COMPONENT OF THE PORTFOLIO AND ALSO SERVES AS A PORTFOLIO MANAGER FOR KEMPER NEW EUROPE FUND.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGERS' VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

THE PAST SIX MONTHS CONTINUED TO BE A CHALLENGE FOR INVESTORS IN INTERNATIONAL EQUITIES. ALTHOUGH FOREIGN STOCKS ARE GENERALLY EXPECTED TO PROVIDE INVESTORS WITH A MEASURE OF PORTFOLIO DIVERSIFICATION, PROBLEMS IN THE UNITED STATES, PARTICULARLY HIGH MARKET VOLATILITY AND SLOWER ECONOMIC GROWTH, NEGATIVELY AFFECTED MARKETS AROUND THE WORLD. IN THE FOLLOWING INTERVIEW, LEAD PORTFOLIO MANAGER IRENE CHENG AND PORTFOLIO MANAGER MARC SLENDEBROEK DISCUSS SCUDDER INTERNATIONAL FUND'S STRATEGY IN LIGHT OF THIS MARKET ENVIRONMENT DURING THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2001.

Q     WILL YOU PROVIDE DETAILS ON THE CHALLENGES FACING INTERNATIONAL MARKETS
OVER THE PAST SIX MONTHS?

A     Markets abroad were affected by many of the same factors that have hit us so hard at home: slowing technology sales, rising energy prices and fears of what slower growth in the United States could mean for the global economy. Virtually all of the major global markets posted losses over the period, and currency exchange rates were generally unfavorable for dollar-based investors. As was the case in the United States, volatility was high, and most technology stocks fell sharply.

Q     NOTING THAT SCUDDER INTERNATIONAL FUND CURRENTLY HOLDS 76 PERCENT OF NET
ASSETS IN EUROPE, WHAT IS YOUR VIEW ON THE DEVELOPMENTS TAKING PLACE THERE?

A     Europe's poor stock market performance obscures the important trends that should support the region's economy over the long term. Investors are rightly concerned that the weakness in the U.S. economy will prove contagious; however, Europe's structural changes continue to occur at an accelerating pace. For instance, de-regulation and restructuring are sweeping some of the region's most important industries; labor markets are growing more flexible; and tax-code reform is becoming more widespread as deep cuts in Germany have forced other countries to compete in kind. We are also encouraged by the fact that barriers to merger and acquisition activity are falling and that more companies are gaining access to financing (i.e., borrowing money and selling stock) in the capital markets.

  So far, these changes have had an important impact on Europe's economy, but this has yet to translate into strong relative performance for the region's markets. The good news is that this discrepancy raises the possibility of stronger European stock market performance once investors recognize the implications of these changes. In light of our positive long-term outlook, we are taking advantage of the attractive valuations created by market volatility to buy shares of companies that we expect to be in a position to benefit from these trends.

Q     GIVEN THAT YOU ARE CURRENTLY UNDERWEIGHT JAPAN, IS YOUR OUTLOOK FOR JAPAN
LESS OPTIMISTIC?

A     Faltering economic growth, concerns about the health of the banking system and a lack of meaningful reform caused stock

PERFORMANCE UPDATE

prices -- and the yen -- to suffer substantial declines throughout the period. While we believe it will take a long time to resolve these issues, there are signs that much-needed structural reform is on the horizon. The rapidly deteriorating state of public finances is forcing the government to acknowledge that its options with regard to additional fiscal stimulus (spending) packages are extremely limited. Even within this climate, we are still finding opportunities in well-managed companies that we believe are poised for strong earnings growth. In many cases, this potential has resulted from meaningful restructuring initiatives. We believe that the key for successful investing in Japan has been -- and will continue to be -- a research-intensive, "bottom-up" (i.e., company-focused) approach.

Q     HOW DID SCUDDER INTERNATIONAL FUND PERFORM DURING THE PERIOD?

A The fund's total return for the six-month period ended February 28, 2001, was -16.20 percent (A shares unadjusted for sales charges). In contrast, its unmanaged benchmark -- the MSCI EAFE + Canada Index -- returned -15.40 percent. One primary detractor from performance was our position in a number of technology and telecommunications stocks that suffered as the sharp downturn of the U.S. economy and other global stock markets significantly affected technology-spending plans by major corporations.

  Despite these setbacks, we remain confident in the long-term effectiveness of our stock selection process. Utilizing our large team of economists and stock analysts, we integrate broad global themes, country analysis and individual company assessment into our investment pro-cess. When evaluating individual companies, we examine a wide range of factors, including their products, earnings, financial strength, management and competition. Most important, we look for companies or industries that are experiencing positive fundamental changes. We believe that this approach enables us to find the companies best positioned to capitalize on the favorable long-term trends we see unfolding in the global economy. The success of this approach is evidenced in our historical performance. While past performance is no guarantee of future results, over time, this process has contributed to strong results for the fund. It has outperformed its benchmark over the three-, five-, and 10-year periods and has also finished in the top quartile of international funds over all three intervals, according to Lipper, Inc. Additionally, as of the date of this report, the fund sports an Overall Morningstar Rating(TM) of four stars from Morningstar, Inc.*

* SOURCE: MORNINGSTAR, INC. THIS RATING REFLECTS RATINGS OF 4 STARS FOR THE 3-, 5-AND 10-YEAR PERIODS ENDING 2/28/01. FOR THESE TIME PERIODS, THERE WERE 1,278,797 AND 158 U.S.-DOMICILED FUNDS, RESPECTIVELY, IN THE INTERNATIONAL EQUITY ASSET CLASS. RATINGS ARE FOR CLASS S SHARES.

  MORNINGSTAR CALCULATES A MORNINGSTAR RATING(TM) METRIC EACH MONTH FROM THE FUND'S 3-, 5- AND 10-YEAR LOAD-ADJUSTED RETURNS IN EXCESS OF THE 90-DAY U.S. T-BILL, AND THEN ADJUSTS THIS EXCESS RETURN FOR RISK. EACH FUND IS RATED EXCLUSIVELY AGAINST U.S.-DOMICILED FUNDS WITHIN ITS ASSET CLASS. THE OVERALL MORNINGSTAR RATING(TM) FOR A FUND IS DERIVED FROM A WEIGHTED AVERAGE OF ITS 3-, 5- AND 10-YEAR MORNINGSTAR RATING(TM) METRICS. THE TOP 10% OF FUNDS IN AN ASSET CLASS RECEIVE 5 STARS, AND THE NEXT 22.5% RECEIVE 4 STARS.

Q     HOW HAS YOUR PREVIOUSLY REPORTED MOVE TOWARD A GROWTH AND VALUE "BARBELL"
PLAYED OUT?

A     At the beginning of 2000, the fund held an overweight position in the technology sector, which translated into a bias toward growth stocks (at the expense of value) for the portfolio. Due to more pronounced volatility, we shifted to a more neutral stance during the third and fourth calendar quarters, giving the fund more balance between growth and value. We accomplished this by decreasing our weighting in the technology sector -- where we are now underweight -- and increasing our exposure to pharmaceuticals, utilities, financials and consumer staples. This gave the portfolio a larger weighting in "defensive" stocks that have traditionally held up better in down markets and helped support performance when the fund's remaining weighting in technology continued to decline.

  The fund's underweighting in technology reflects our cautious projections for the European telecommunications equipment market. We anticipate that increasing competition among equipment vendors and the weak financial position of telecom operators -- which are the equipment companies' largest customers -- will pressure the performance of these stocks despite strong expectations for demand. Our remaining holdings in the tech sector include companies that we believe are of the highest quality, such as Sony (Japan), NTT DoCoMo (Japan) and Alcatel (France).

PERFORMANCE UPDATE

Q     HOW DID THE REPOSITIONING AFFECT THE FUND'S WEIGHTING AMONG REGIONS?

A     The shift toward a more balanced portfolio resulted in further cutbacks in
Japan, where weak macroeconomic fundamentals and the continued unwinding of cross-shareholdings (Japanese stocks owned by other publicly traded Japanese companies) overshadowed attractive valuations and encouraging developments at the corporate level. We reduced allocations in Japanese holdings, including electronic components distributor and manufacturer Murata. While we still believe Murata is a solid long-term investment based on its strong competitive position, positive cash flows and earnings momentum, we are concerned about the market's recent decline in demand and recent reports of larger-than-expected inventory. The proceeds of such sales were redeployed into Europe, where we increased positions in such companies as Reed International, the world's leading publisher and information provider. We're interested in Reed's recent acquisition of Harcourt's education and scientific journal businesses combined with their Internet distribution potential. From a regional perspective, we lean in favor of Europe over Japan based on our views regarding the economic outlook in both areas.

Q     WHAT IS YOUR OUTLOOK FOR THE INTERNATIONAL STOCK MARKETS?

A     We anticipate that the environment for overseas equities will remain challenging in the months ahead. As the markets wrestle with the peculiar combination of falling short-term interest rates and declining corporate earnings, it is likely that the high volatility we have witnessed in global markets during the past year will persist. International markets are under pressure on a variety of fronts, the most important of which is the economic slowdown in the United States and its potential effects on corporate earnings worldwide. In this uncertain environment, our security selection will remain focused on companies and industries that are undergoing positive change and that we believe will be able to perform well regardless of the direction of the global economy.

TERMS TO KNOW

DEFENSIVE SECURITIES Stocks and bonds that are more conservative than average and that tend to perform better than the overall market when that market is weak. Often, noncyclical stocks are used to establish a defensive position, since they tend not to be as severely affected as the rest of the market during economic slowdowns.

GROWTH STOCK Stock of a company that has displayed above-average earnings growth and is expected to continue to increase profits faster than the overall market. Stocks of such companies usually trade at higher valuations and experience more price volatility than the market as a whole. Distinct from value stock.

RESTRUCTURING The implementation of major corporate changes aimed at greater efficiency and adaptation to changing markets. Cost-cutting initiatives, debt retirement, management realignments and the sale of noncore businesses are all developments frequently associated with corporate restructuring.

VALUE STOCK A stock whose price does not fully reflect the company's intrinsic value, as indicated by price-to-earnings ratio, price-to-book-value ratio, dividend yield or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields than growth stocks.

WEIGHTING (OVER/UNDER) The allocation of assets -- usually in terms of sectors, industries or countries -- within a portfolio relative to the portfolio's benchmark index or investment universe.

LARGEST HOLDINGS

SCUDDER INTERNATIONAL FUND'S TOP 10 HOLDINGS*
Following is a list of the top 10 holdings in the fund as of February 28, 2001, and the percentage of the fund's total portfolio on February 28, 2001.

             HOLDINGS ON 2/28/01           COUNTRY                 PERCENT
--------------------------------------------------------------------------
1.           AVENTIS                       France                     3%
--------------------------------------------------------------------------
2.           REED INTERNATIONAL            United Kingdom             3%
--------------------------------------------------------------------------
3.           TOTAL FINA ELF                France                     2%
--------------------------------------------------------------------------
4.           E.ON                          Germany                    2%
--------------------------------------------------------------------------
5.           BAYER                         Germany                    2%
--------------------------------------------------------------------------
6.           VODAFONE GROUP                United Kingdom             2%
--------------------------------------------------------------------------
7.           NESTLE                        Switzerland                2%
--------------------------------------------------------------------------
8.           SHELL TRANSPORT & TRADING     United Kingdom             2%
--------------------------------------------------------------------------
9.           ASSICURAZIONI GENERALI        Italy                      2%
--------------------------------------------------------------------------
10.          BP AMOCO                      United Kingdom             2%
--------------------------------------------------------------------------

*PORTFOLIO HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER INTERNATIONAL FUND
Portfolio of Investments as of February 28, 2001

    REPURCHASE AGREEMENTS--3.5%                                                   PRINCIPAL AMOUNT (C)       VALUE
---------------------------------------------------------------------------------------------------------------------------
                                           Salomon Smith Barney, 5.45%, to be
                                             repurchased at $144,081,809 on
                                             03/01/2001**
                                           (Cost $144,060,000)                        $144,060,000       $  144,060,000
                                           --------------------------------------------------------------------------------
    SHORT-TERM INVESTMENTS--2.0%
---------------------------------------------------------------------------------------------------------------------------
                                           Colgate Palmolive, 5.44***,
                                             03/30/2001                                  7,000,000            6,969,550
                                           Federal Home Loan Bank Discount Note,
                                             4.95%***, 03/01/2001                       40,000,000           40,000,000
                                           Verizon Network Funding, 5.50%***,
                                             04/03/2001                                 35,000,000           34,825,146
                                           --------------------------------------------------------------------------------
                                           TOTAL SHORT-TERM INVESTMENTS
                                           (Cost $81,794,696)                                                81,794,696
                                           --------------------------------------------------------------------------------
    CONVERTIBLE BONDS--0.0%
---------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM
                                           British Aerospace plc, 7.45%,
                                             11/29/2003
                                               (PRODUCER OF MILITARY AIRCRAFTS)
                                           (Cost $66,099)                             GBP   88,051              101,865
                                           --------------------------------------------------------------------------------
    PARTICIPATING LOAN NOTES--0.3%
---------------------------------------------------------------------------------------------------------------------------

    LUXEMBOURG
                                       (b) Eurotunnel Finance Ltd., Step-up
                                             Coupon, 1% to 12/31/2005, 1% plus
                                             26.45% of net available cash flow
                                             to 04/30/2040
                                           (Cost $13,351,889)                               10,250(b)        12,114,351
                                           --------------------------------------------------------------------------------
    COMMON STOCKS--94.2%                                                                 SHARES
---------------------------------------------------------------------------------------------------------------------------

    AUSTRALIA--1.3%
                                           BHP Ltd.
                                               (PRODUCER OF PETROLEUM, MINERAL
                                               AND STEEL PRODUCTS)                       3,174,894           35,196,824
                                           WMC Ltd.
                                               (DEVELOPER OF MINERAL PRODUCTS)           4,561,074           19,163,874
                                           --------------------------------------------------------------------------------
                                                                                                             54,360,698
---------------------------------------------------------------------------------------------------------------------------

    BELGIUM--0.6%
                                           Dexia Strip VVRR*
                                               (PROVIDER OF MUNICIPAL LENDING
                                               SERVICES)                                     8,015                   74
                                           Interbrew*
                                               (OPERATOR OF BREWING BUSINESS)              827,300           23,153,428
                                           Interbrew Strip VVRR*                           622,500                5,748
                                           --------------------------------------------------------------------------------
                                                                                                             23,159,250
---------------------------------------------------------------------------------------------------------------------------

    CANADA--2.3%
                                           Canadian National Railway Co.
                                               (OPERATOR OF RAILROADS)                   1,557,078           58,541,187
                                           Celestica Inc.*
                                               (PROVIDER OF SERVICES TO ORIGINAL
                                               EQUIPMENT MANUFACTURERS)                    160,300            7,854,700
                                           Nortel Networks Corp.
                                               (PROVIDER OF TELEPHONE, DATA AND
                                               WIRELESS PRODUCTS FOR THE
                                               INTERNET)                                 1,559,609           28,837,170
                                           --------------------------------------------------------------------------------
                                                                                                             95,233,057

    The accompanying notes are an integral part of the financial statements.   9

PORTFOLIO OF INVESTMENTS

                                                                                         SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------

    DENMARK--0.4%
                                           Infineon Technologies AG
                                               (MANUFACTURER AND MARKETER OF
                                               SEMICONDUCTORS)                             506,925       $   16,897,297
                                           --------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    FRANCE--17.5%
                                           AXA SA
                                               (PROVIDER OF INSURANCE, FINANCE
                                               AND REAL ESTATE SERVICES)                   260,513           33,002,728
                                           Accor SA
                                               (OPERATOR OF HOTELS, TRAVEL
                                               AGENCIES AND RESTAURANTS)                   382,913           15,093,592
                                           Alcatel SA
                                               (MANUFACTURER OF TRANSPORTATION,
                                               TELECOMMUNICATION AND ENERGY
                                               EQUIPMENT)                                  680,018           26,559,941
                                           Aventis SA
                                               (MANUFACTURER OF LIFE SCIENCE
                                               PRODUCTS)                                 1,453,595          117,843,129
                                           BNP Paribas SA
                                               (PROVIDER OF BANKING SERVICES)              492,086           40,347,841
                                           Bouygues SA
                                               (DEVELOPER OF LARGE PUBLIC
                                               PROJECTS, REAL ESTATE, OFF-SHORE
                                               OIL PLATFORMS AND ENERGY
                                               NETWORKS)                                   722,438           28,276,804
                                           Christian Dior SA
                                               (MANUFACTURER OF LUXURY PRODUCTS)           633,936           27,610,713
                                           Compagnie Generale d'Industrie et de
                                             Participations
                                               (PRODUCER OF AUTOMOBILE
                                               COMPONENTS, DIAGNOSTIC EQUIPMENT
                                               AND ABRASIVE PELLETS)                       212,783           11,886,627
                                           Credit Lyonnais SA
                                               (PROVIDER OF DIVERSIFIED BANKING
                                               SERVICES)                                 1,010,969           35,313,479
                                           Etablissements Economiques du Casino
                                             Guichard-Perrachon SA (pfd.)
                                               (OPERATOR OF SUPERMARKETS AND
                                               CONVENIENCE STORES)                         450,360           29,919,680
                                           Eurotunnel SA*
                                               (DESIGNER, FINANCIER AND
                                               CONSTRUCTOR OF EUROTUNNEL)               24,681,677           24,385,113
                                           France Telecom SA
                                               (PROVIDER OF TELECOMMUNICATION
                                               SERVICES)                                   260,981           15,591,199
                                           Pinault-Printemps-Redoute SA
                                               (OPERATOR OF DEPARTMENT STORES)             105,558           21,355,014
                                           Rhodia SA
                                               (MANUFACTURER OF DRUG AND
                                               CHEMICAL PRODUCTS)                        2,286,734           32,833,137
                                           Schneider Electric SA
                                               (MANUFACTURER OF ELECTRONIC
                                               COMPONENTS AND AUTOMATED
                                               MANUFACTURING SYSTEMS)                      660,894           43,326,787
                                           Societe BIC SA
                                               (MANUFACTURER OF OFFICE SUPPLIES)           414,998           17,703,303
                                           Suez Lyonnaise des Eaux SA
                                               (PROVIDER OF WATER AND ELECTRIC
                                               UTILITY SERVICES)                           383,402           63,722,559

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                         SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
                                           Total Fina Elf SA
                                               (EXPLORER OF OIL AND NATURAL GAS)           700,909       $   99,342,789
                                           Vivendi Universal SA
                                               (PROVIDER OF VARIOUS PUBLIC
                                               SERVICES)                                   634,057           40,162,316
                                           --------------------------------------------------------------------------------
                                                                                                            724,276,751
---------------------------------------------------------------------------------------------------------------------------

    GERMANY--14.8%
                                           Allianz AG
                                               (PROVIDER OF MULTI-LINE INSURANCE
                                               SERVICES)                                   129,515           42,991,767
                                           BASF AG
                                               (PRODUCER OF CHEMICAL PRODUCTS)             326,364           14,705,791
                                           Bayer AG
                                               (PRODUCER OF CHEMICAL PRODUCTS)           1,855,373           90,626,088
                                           Bayerische Hypo-und Vereinsbank AG
                                               (PROVIDER OF BANKING SERVICES)              820,505           50,760,088
                                           Celanese AG
                                               (MANUFACTURER AND DISTRIBUTOR OF
                                               INDUSTRIAL CHEMICALS)                        95,341            1,721,047
                                           Commerzbank AG
                                               (PROVIDER OF BANKING SERVICES)              578,818           15,338,760
                                           Deutsche Bank AG
                                               (Registered)
                                               (PROVIDER OF FINANCIAL SERVICES)            590,238           49,049,661
                                           Deutsche Post AG*
                                               (Registered)
                                               (PROVIDER OF MAIL DELIVERY)               1,044,266           22,379,615
                                           Deutsche Telekom AG
                                               (Registered)
                                               (PROVIDER OF TELECOMMUNICATION
                                               SERVICES)                                   652,944           15,916,449
                                           Dresdner Bank AG
                                               (PROVIDER OF BANKING SERVICES)              992,518           41,056,577
                                           E.On AG
                                               (DISTRIBUTOR OF OIL AND
                                               CHEMICALS)                                1,823,850           93,464,875
                                           Ergo Versicherungs Gruppe AG
                                               (PROVIDER OF INSURANCE SERVICES)            214,903           32,641,846
                                           Heidelberger Druckmaschinen AG
                                               (MANUFACTURER OF COMMERCIAL
                                               PRINTING PRESSES)                           119,282            7,599,593
                                           KarstadtQuelle AG
                                               (OPERATOR OF DEPARTMENT STORES)              82,469            2,908,844
                                           Metro AG
                                               (OPERATOR OF BUILDING, CLOTHING,
                                               ELECTRONIC AND FOOD STORES)                 597,400           28,821,584
                                           Muenchener Rueckversicherungs-
                                           Gesellschaft AG
                                           (Registered)
                                               (PROVIDER OF FINANCIAL AND
                                               INSURANCE SERVICES)                         111,094           36,128,197
                                           Preussag AG
                                               (PROVIDER OF A DIVERSE ARRAY OF
                                               SERVICES)                                   375,452           14,282,952
                                           ProSieben Sat.1 Media AG (pfd.)
                                               (PRODUCER OF TELEVISION
                                               PROGRAMMING AND OPERATOR OF
                                               INTERNET WEB SITES)                         338,830            9,072,901

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                         SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
                                           SAP AG -- VORZUG (Pfd.)
                                               (MANUFACTURER OF COMPUTER
                                               SOFTWARE)                                   119,983       $   18,944,457
                                           Siemens AG
                                               (DEVELOPER OF ELECTRICAL
                                               PRODUCTS)                                   206,210           24,028,984
                                           --------------------------------------------------------------------------------
                                                                                                            612,440,076
---------------------------------------------------------------------------------------------------------------------------

    HONG KONG--1.1%
                                           China Mobile (Hong Kong) Ltd.*
                                               (PROVIDER OF CELLULAR
                                               TELECOMMUNICATION SERVICES)               3,846,000           21,005,346
                                           Hutchison Whampoa Ltd
                                               (PROVIDER OF INVESTMENT SERVICES)         1,690,300           20,045,481
                                           MTR Corp., Ltd.*
                                               (PROVIDER OF PUBLIC TRANSPORT
                                               SERVICES)                                 2,438,000            4,485,352
                                           --------------------------------------------------------------------------------
                                                                                                             45,536,179
---------------------------------------------------------------------------------------------------------------------------

    ITALY--6.0%
                                           Alleanza Assicurazioni SpA
                                               (PROVIDER OF LIFE INSURANCE
                                               SERVICES)                                 1,440,400           21,705,490
                                           Assicurazioni Generali SpA
                                               (PROVIDER OF INSURANCE AND
                                               FINANCIAL SERVICES)                       2,012,200           70,323,967
                                           Banca Intesa SpA
                                               (PROVIDER OF BANKING SERVICES)           11,668,959           49,131,869
                                           Holding di Partecipazioni Industriali
                                               SpA
                                               (OPERATOR OF A DIVERSE HOLDING
                                               COMPANY)                                  2,530,450            9,112,314
                                           Mediobanca SpA
                                               (PROVIDER OF BANKING SERVICES)            5,445,400           60,436,678

                                           Riunione Adriatica di Sicurta SpA
                                               (PROVIDER OF INSURANCE SERVICES)          2,772,450           37,861,536
                                           --------------------------------------------------------------------------------
                                                                                                            248,571,854
---------------------------------------------------------------------------------------------------------------------------

    JAPAN--16.9%
                                           Advantest Corp.
                                               (PRODUCER OF MEASURING
                                               INSTRUMENTS AND SEMICONDUCTOR
                                               TESTING DEVICES)                            135,200           15,478,720
                                           Chugai Pharmaceutical Co., Ltd.
                                               (PRODUCER OF PHARMACEUTICALS)             1,956,000           28,054,648
                                           DDI Corp.
                                               (PROVIDER OF TELECOMMUNICATION
                                               SERVICES)                                     2,033            8,652,537
                                           Daiwa Securities Group, Inc.
                                               (PROVIDER OF BROKERAGE AND OTHER
                                               FINANCIAL SERVICES)                       2,489,000           22,690,832
                                           East Japan Railway Co.
                                               (OPERATOR OF RAILROAD SERVICES)               5,672           31,816,888
                                           Matsushita Electric Industrial Co.,
                                               Ltd.
                                               (MANUFACTURER OF CONSUMER
                                               ELECTRONIC PRODUCTS)                      2,719,000           51,149,047
                                           Mitsubishi Estate Co., Ltd.
                                               (PROVIDER OF REAL ESTATE
                                               SERVICES)                                 3,752,000           36,887,640
                                           Mitsui Fudosan Co., Ltd.
                                               (PROVIDER OF REAL ESTATE
                                               SERVICES)                                 4,396,000           42,395,880
                                           Mizuho Holdings, Inc.
                                               (PROVIDER OF FINANCIAL SERVICES)              7,440           45,597,549
                                           Murata Manufacturing Co., Ltd.
                                               (MANUFACTURER OF CERAMIC APPLIED
                                               ELECTRONIC COMPUTERS)                       234,600           19,430,184
                                           NEC Corp.
                                               (MANUFACTURER OF
                                               TELECOMMUNICATION AND COMPUTER
                                               EQUIPMENT)                                2,111,000           34,302,852

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                         SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
                                           NTT DoCoMo, Inc.
                                               (PROVIDER OF TELECOMMUNICATION
                                               SERVICES AND EQUIPMENT)                       2,729       $   47,155,856
                                           Nissan Motor Co., Ltd.*
                                               (MANUFACTURER OF MOTOR VEHICLES)          5,271,000           33,919,612
                                           Nomura Securities Co., Ltd.
                                               (PROVIDER OF FINANCIAL SERVICES)          2,494,000           48,933,180
                                           Rohm Co., Ltd.
                                               (DEVELOPER OF LINEAR ICS AND
                                               SEMICONDUCTORS)                              64,300           10,399,217
                                           Sakura Bank, Ltd.
                                               (PROVIDER OF BANKING SERVICES)            7,116,000           42,097,549
                                           Sankyo Co., Ltd.
                                               (MANUFACTURER OF PHARMACEUTICAL
                                               PRODUCTS)                                 1,630,000           33,923,647
                                           Sharp Corp.
                                               (MANUFACTURER OF CONSUMER AND
                                               INDUSTRIAL ELECTRONICS)                   3,517,000           44,785,768
                                           Sony Corp. (ADR)
                                               (MANUFACTURER OF CONSUMER AND
                                               INDUSTRIAL ELECTRONIC EQUIPMENT)            133,400            9,539,434
                                           Sony Corp.                                      354,500           25,498,170
                                           Sumitomo Electric Industries Ltd.
                                               (MANUFACTURER OF ELECTRIC WIRES
                                               AND CABLES)                               2,098,000           25,090,994
                                           Toshiba Corp.
                                               (MANUFACTURER OF ELECTRIC
                                               MACHINERY)                                2,907,000           16,207,737
                                           Yamanouchi Pharmaceutical Co., Ltd.
                                               (MANUFACTURER OF PHARMACEUTICAL
                                               PRODUCTS)                                   738,000           27,577,630
                                           --------------------------------------------------------------------------------
                                                                                                            701,585,571
---------------------------------------------------------------------------------------------------------------------------

    NETHERLANDS--6.8%
                                           ABN AMRO Holding NV
                                               (PROVIDER OF FINANCIAL SERVICES)          1,360,090           30,014,553
                                           Akzo Nobel NV
                                               (PRODUCER AND MARKETER OF
                                               HEALTHCARE PRODUCTS, COATINGS,
                                               CHEMICALS AND FIBERS)                       507,110           24,676,248
                                           ASM Lithography Holding NV
                                               (DEVELOPER, MANUFACTURER AND
                                               MARKETER OF PHOTOLITHOGRAPHY
                                               PROJECTIONS SYSTEMS)                        832,500           18,225,612
                                           Elsevier NV
                                               (INTERNATIONAL PUBLISHER OF
                                               SCIENTIFIC, PROFESSIONAL,
                                               BUSINESS, AND CONSUMER
                                               INFORMATION BOOKS)                        1,013,940           14,342,913
                                           Equant NV*
                                               (PROVIDER OF INTERNATIONAL DATA
                                               NETWORK SERVICES)                           646,800           17,856,960
                                           Fortis (NL) NV
                                               (PROVIDER OF BANKING AND
                                               INSURANCE SERVICES)                         506,800           14,712,466
                                           Gucci Group NV (New York Shares)
                                               (DESIGNER AND PRODUCER OF
                                               PERSONAL LUXURY ACCESSORIES AND
                                               APPAREL)                                    406,880           35,752,546
                                           Heineken NV
                                               (PRODUCER OF BEER AND SOFT
                                               DRINKS)                                     840,700           46,614,431

    The accompanying notes are an integral part of the financial statements.  13

PORTFOLIO OF INVESTMENTS

                                                                                         SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
                                           ING Groep NV
                                               (PROVIDER OF INSURANCE AND
                                               FINANCIAL SERVICES)                         329,300       $   22,819,638
                                           Unilever NV
                                               (MANUFACTURER OF BRANDED AND
                                               PACKAGED CONSUMER GOODS)                    497,100           28,159,482
                                           VNU NV
                                               (PROVIDER OF INTERNATIONAL
                                               PUBLISHING SERVICES)                        467,520           19,900,659
                                           --------------------------------------------------------------------------------
                                                                                                            287,551,560
---------------------------------------------------------------------------------------------------------------------------

    SINGAPORE--0.1%
                                           Chartered Semiconductor Manufacturing
                                             Ltd. (ADR)*
                                               (PROVIDER OF WAFER FABRICATION
                                               SERVICES TO SEMICONDUCTOR
                                               SUPPLIERS)                                  205,400            6,007,950
                                           --------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    SPAIN--1.2%
                                           Repsol YPF, SA
                                               (MANUFACTURER OF CRUDE OIL AND
                                               NATURAL GAS)                                405,681            6,929,832
                                           Telefonica SA
                                               (PROVIDER OF TELECOMMUNICATION
                                               SERVICES)                                 2,462,987           42,186,388
                                           --------------------------------------------------------------------------------
                                                                                                             49,116,220
---------------------------------------------------------------------------------------------------------------------------

    SWEDEN--0.4%
                                           Telefonaktiebolaget LM Ericsson AB
                                             "B"
                                               (PRODUCER OF ADVANCED SYSTEMS AND
                                               PRODUCTS FOR WIRED AND MOBILE
                                               COMMUNICATIONS)                           1,850,180           15,461,219
                                           --------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------

    SWITZERLAND--6.2%
                                           Nestle SA
                                               (Registered)
                                               (PRODUCER OF FOOD AND BEVERAGE
                                               PRODUCTS)                                    36,641           80,427,182
                                           Roche Holding AG
                                               (MANUFACTURER OF PHARMACEUTICAL
                                               AND CHEMICAL PRODUCTS)                        3,286           28,339,462
                                           STMicroelectronics NV
                                               (MANUFACTURER OF SEMICONDUCTOR
                                               INTEGRATED CIRCUITS)                        451,288           14,251,029
                                           Swiss Re
                                               (Registered)
                                               (PROVIDER OF LIFE INSURANCE
                                               SERVICES)                                    10,710           22,507,870
                                           Serono SA "B"
                                               (DEVELOPER AND MARKETER OF
                                               BIOTECHNOLOGY PRODUCTS)                      56,822           46,690,893
                                           UBS AG
                                               (Registered)
                                               (PROVIDER OF BANKING AND ASSET
                                               MANAGEMENT SERVICES)                        405,567           64,610,901
                                           --------------------------------------------------------------------------------
                                                                                                            256,827,337
---------------------------------------------------------------------------------------------------------------------------

    TAIWAN--0.5%
                                           GigaMedia Ltd.*
                                               (PROVIDER OF BROADBAND INTERNET
                                               ACCESS SERVICES AND CONTENT)                382,327              967,765
                                           Hon Hai Precision Industry Co., Ltd.
                                               (MANUFACTURER OF ELECTRONIC
                                               PRODUCTS)                                       120                  746

 14 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                         SHARES              VALUE
---------------------------------------------------------------------------------------------------------------------------
                                           Taiwan Semiconductor Manufacturing
                                             Co.
                                               (MANUFACTURER OF INTEGRATED
                                               CIRCUITS)                                 4,303,000       $   11,971,252
                                           United Microelectronics Corp., Ltd.
                                               (MANUFACTURER OF INTEGRATED
                                               CIRCUITS)                                 5,250,000            8,601,236
                                           --------------------------------------------------------------------------------
                                                                                                             21,540,999
---------------------------------------------------------------------------------------------------------------------------

    UNITED KINGDOM--18.1%
                                           ARM Holdings plc*
                                               (DESIGNER OF RISC MICROPROCESSORS
                                               AND RELATED TECHNOLOGY)                   2,270,070           10,176,521
                                           BOC Group plc
                                               (PRODUCER OF CHEMICAL PRODUCTS)           3,019,758           44,716,777
                                           BP Amoco plc
                                               (PROVIDER OF OIL)                         8,443,909           69,967,533
                                           British Airways plc
                                               (PROVIDER OF PASSENGER AND CARGO
                                               AIRLINE SERVICES)                         4,228,209           24,595,230
                                           British Telecom plc
                                               (PROVIDER OF TELECOMMUNICATION
                                               SERVICES)                                 1,593,988           13,138,879
                                           Cable and Wireless plc
                                               (PROVIDER OF TELECOMMUNICATION
                                               SERVICES)                                 2,975,221           32,268,508
                                           Compass Group plc*
                                               (OPERATOR OF AN INTERNATIONAL
                                               FOODSERVICE GROUP)                        2,516,600           20,088,692
                                           Diageo plc
                                               (PRODUCER AND DISTRIBUTOR OF FOOD
                                               PRODUCTS)                                 2,154,630           21,888,572
                                           EMI Group plc
                                               (PRODUCER OF MUSIC RECORDINGS)            4,575,621           32,290,016
                                           GlaxoSmithKline plc
                                               (MANUFACTURER OF PHARMACEUTICAL
                                               PRODUCTS)                                 2,350,402           64,749,364
                                           Granada plc
                                               (PRODUCER OF TELEVISION PROGRAMS
                                               AND MOVIES)                               7,644,298           21,335,032
                                           RMC Group plc
                                               (PRODUCES AND SUPPLIES BUILDING
                                               AND CONSTRUCTION MATERIALS)                 475,531            5,208,378
                                           Reed International plc
                                               (PUBLISHER OF SCIENTIFIC,
                                               PROFESSIONAL AND BUSINESS
                                               MATERIALS)                               10,841,595          108,805,549
                                           Reuters Group plc
                                               (PROVIDER OF INTERNATIONAL NEWS
                                               AND INFORMATION)                          3,793,230           58,529,120
                                           Rio Tinto plc
                                               (DEVELOPER OF MINING PRODUCTS)            2,968,256           54,728,045
                                           Shell Transport & Trading Co. plc
                                               (PROVIDER OF OIL)                         9,227,477           76,727,175
                                           Vodafone Group plc
                                               (PROVIDER OF MOBILE
                                               TELECOMMUNICATION SERVICES)              32,758,550           88,941,205
                                           --------------------------------------------------------------------------------
                                                                                                            748,154,596
                                           --------------------------------------------------------------------------------
                                           TOTAL COMMON STOCKS
                                           (Cost $3,787,150,672)                                          3,906,720,614
                                           --------------------------------------------------------------------------------
                                           TOTAL INVESTMENT PORTFOLIO--100.0%
                                           (Cost $4,026,423,356)(a)                                      $4,144,791,526
                                           --------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

PORTFOLIO OF INVESTMENTS

 NOTES TO PORTFOLIO OF INVESTMENTS

   *  Non-income producing.

  ** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

 ***  Annualized yield at time of purchase; not a coupon rate.

  (a) The cost for federal income tax purposes was $4,027,205,109. At February 28, 2001, net unrealized appreciation for all securities based on tax cost was $117,586,417. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $526,550,665 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $408,964,248.

  (b) Represents number of contracts. Each contract equals a nominal value of EUR 2,931.

  (c) Principal amount stated in U.S. dollars unless otherwise noted.

Currency Abbreviation

EUR    Euro

GBP     Great Britain Pound

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of February 28, 2001

ASSETS
------------------------------------------------------------------------------
Investments in securities, at value (cost $4,026,423,356)       $4,144,791,526
------------------------------------------------------------------------------
Cash                                                                     5,982
------------------------------------------------------------------------------
Foreign currency, at value (cost $2,521,775)                         2,522,166
------------------------------------------------------------------------------
Receivable for investments sold                                     24,881,524
------------------------------------------------------------------------------
Dividends receivable                                                 2,402,961
------------------------------------------------------------------------------
Interest receivable                                                     24,232
------------------------------------------------------------------------------
Receivable for Fund shares sold                                      6,508,729
------------------------------------------------------------------------------
Foreign taxes recoverable                                            4,803,901
------------------------------------------------------------------------------
TOTAL ASSETS                                                     4,185,941,021
------------------------------------------------------------------------------
LIABILITIES
------------------------------------------------------------------------------
Payable for investments purchased                                   33,942,618
------------------------------------------------------------------------------
Payable for Fund shares redeemed                                    24,464,257
------------------------------------------------------------------------------
Accrued management fee                                               2,336,161
------------------------------------------------------------------------------
Other accrued expenses and payables                                  1,175,249
------------------------------------------------------------------------------
Total liabilities                                                   61,918,285
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $4,124,022,736
------------------------------------------------------------------------------
NET ASSETS
------------------------------------------------------------------------------
Net assets consist of:
Accumulated distributions in excess of net investment income    $   (7,900,195)
------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on:
Investments                                                        118,368,170
------------------------------------------------------------------------------
Foreign currency related transactions                                 (145,746)
------------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (127,407,999)
------------------------------------------------------------------------------
Paid-in capital                                                  4,141,108,506
------------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $4,124,022,736
------------------------------------------------------------------------------
NET ASSET VALUE
------------------------------------------------------------------------------
CLASS AARP
  Net Asset Value, offering and redemption price per share
  ($48,333,075 / 1,053,229 shares of capital stock
  outstanding, $.01 par value, 100,000,000 shares
  authorized)                                                           $45.89
------------------------------------------------------------------------------
CLASS S
  Net Asset Value, offering and redemption price per share
  ($4,012,877,718 / 87,469,354 shares of capital stock
  outstanding, $.01 par value, 200,000,000 shares
  authorized)                                                           $45.88
------------------------------------------------------------------------------
CLASS A (FORMERLY CLASS R)
  Net Asset Value, offering and redemption price per share
  ($45,105,420 / 986,742 shares of capital stock
  outstanding, $.01 par value, 200,000,000 shares
  authorized)                                                           $45.71
------------------------------------------------------------------------------
  Maximum offering price per share (100 / 94.25 of $45.71)              $48.50
------------------------------------------------------------------------------
CLASS B
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($265,661 /
  5,820 shares of capital stock outstanding, $.01 par value,
  200,000,000 shares authorized)                                        $45.65
------------------------------------------------------------------------------
CLASS C
  Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($191,737 /
  4,202 shares of capital stock outstanding, $.01 par value,
  200,000,000 shares authorized)                                        $45.63
------------------------------------------------------------------------------
BARRETT INTERNATIONAL SHARES
  Net Asset Value, offering and redemption price per share
  ($17,248,210 / 374,758 shares of capital stock
  outstanding, $.01 par value, 100,000,000 shares
  authorized)                                                           $46.02
------------------------------------------------------------------------------
CLASS I
  Net Asset Value, offering and redemption price per share
  ($914.5 / 20 shares of capital stock outstanding, $.01 par
  value, 100,000,000 shares authorized)                                 $45.73
------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  17

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
For the six months ended February 28, 2001

INVESTMENT INCOME
---------------------------------------------------------------------------
Income:
Dividends (net of foreign taxes withheld of $2,845,548)       $  11,621,804
---------------------------------------------------------------------------
Interest (net of foreign taxes withheld of $10,977)               5,799,321
---------------------------------------------------------------------------
Total Income                                                     17,421,125
---------------------------------------------------------------------------
Expenses:
Management fee                                                   15,040,968
---------------------------------------------------------------------------
Administrative fee                                                8,326,028
---------------------------------------------------------------------------
Administrative services fees                                         53,244
---------------------------------------------------------------------------
Distribution services fees                                              243
---------------------------------------------------------------------------
Directors' fees and expenses                                         39,475
---------------------------------------------------------------------------
Other                                                               435,372
---------------------------------------------------------------------------
Total expenses                                                   23,895,330
---------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                     (6,474,205)
---------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
---------------------------------------------------------------------------
Net realized gain (loss) from:
Investments                                                      36,057,296
---------------------------------------------------------------------------
Foreign currency related transactions (including foreign
taxes of $773,067)                                               (3,513,045)
---------------------------------------------------------------------------
                                                                 32,544,251
---------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
Investments                                                    (807,607,235)
---------------------------------------------------------------------------
Foreign currency related transactions                               338,408
---------------------------------------------------------------------------
                                                               (807,268,827)
---------------------------------------------------------------------------
Net gain (loss) on investment transactions                     (774,724,576)
---------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                    $(781,198,781)
---------------------------------------------------------------------------

 18 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                     ENDED           YEAR ENDED
                                                                 FEBRUARY 28,        AUGUST 31,
                                                                     2001               2000
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                    $    (6,474,205)       11,993,808
-------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                  32,544,251       635,576,729
-------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                     (807,268,827)      (12,242,341)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                         (781,198,781)      635,328,196
-------------------------------------------------------------------------------------------------
Distributions to shareholders from:
Net investment income:
Class AARP                                                              (58,132)               --
-------------------------------------------------------------------------------------------------
Class S                                                              (4,154,339)       (9,066,651)
-------------------------------------------------------------------------------------------------
Barrett International Shares                                            (35,400)          (83,506)
-------------------------------------------------------------------------------------------------
Net realized gains:
Class AARP                                                           (2,832,588)               --
-------------------------------------------------------------------------------------------------
Class S                                                            (222,804,901)     (489,044,063)
-------------------------------------------------------------------------------------------------
Barrett International Shares                                         (1,054,123)       (2,802,911)
-------------------------------------------------------------------------------------------------
Class A (formerly Class R)                                           (2,225,862)       (3,204,448)
-------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                         2,800,738,550     4,961,467,887
-------------------------------------------------------------------------------------------------
Net assets acquired in tax-free reorganization                               --       103,167,614
-------------------------------------------------------------------------------------------------
Reinvestment of distributions                                       219,201,169       464,101,472
-------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (2,860,749,801)   (4,318,525,427)
-------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                        159,189,918     1,210,211,546
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                                  (855,174,208)    1,341,338,163
-------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 4,979,196,944     3,637,858,781
-------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including accumulated
distributions in excess of net investment income of
$7,900,195 and undistributed net investment income of
$2,821,881, respectively)                                       $ 4,124,022,736     4,979,196,944
-------------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  19

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                              CLASS A(A)
                                                              -------------------------------------------
                                                              2000(B)         2000(C)         1999(D)
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                          $57.54           54.78           53.33
---------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (e)                                (.16)            .06            (.02)
---------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                   (8.99)           9.20            1.47
---------------------------------------------------------------------------------------------------------
Total from investment operations                               (9.15)           9.26            1.45
---------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                  (2.68)          (6.50)             --
---------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $45.71           57.54           54.78
---------------------------------------------------------------------------------------------------------
TOTAL RETURN (%)                                              (16.20)(F)**     16.58            2.72**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                            45              41             2.8
---------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                           1.31*           1.47            1.63*
---------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (.27)(g)**       .09            (.09)**
---------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                      65*              83             82*
---------------------------------------------------------------------------------------------------------

(a) On December 29, 2000, Class R shares were redesignated as Class A.
(b) For the six months ended February 28, 2001.
(c) For the year ended August 31, 2000.
(d) For the period from August 2, 1999 (commencement of sales of Class R Shares) to August 31, 1999.
(e) Based on monthly average shares outstanding during the period.
(f) Total return does not reflect the effect of sales charges.
(g) The ratio for the six months ended February 28, 2001 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
*   Annualized
**  Not annualized

                                                                    CLASS B
                                                              -------------------
                                                                    2001(A)
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $50.14
---------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                      (.08)
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                         (4.41)
---------------------------------------------------------------------------------
Total from investment operations                                     (4.49)
---------------------------------------------------------------------------------
Net asset value, end of period                                      $45.65
---------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                 (8.95)**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  .3
---------------------------------------------------------------------------------
Ratio of expenses (%)                                                 2.14*
---------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                             (.20)(d)**
---------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             65*
---------------------------------------------------------------------------------

(a) For the period from December 29, 2000 (commencement of sales of Class B) to February 28, 2001.
(b) Based on monthly average shares outstanding during the period.
(c) Total return does not reflect the effect of sales charges.
(d) The ratio for the six months ended February 28, 2001 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
*   Annualized
**  Not annualized

FINANCIAL HIGHLIGHTS

                                                                    CLASS C
                                                              -------------------
                                                                2001(A)
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $50.14
---------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                      (.11)
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                         (4.40)
---------------------------------------------------------------------------------
Total from investment operations                                     (4.51)
---------------------------------------------------------------------------------
Net asset value, end of period                                      $45.63
---------------------------------------------------------------------------------
TOTAL RETURN (%) (C)                                                 (8.99)**
Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                  .2
---------------------------------------------------------------------------------
Ratio of expenses (%)                                                 2.11*
---------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                             (.23)(d)**
---------------------------------------------------------------------------------
Portfolio turnover rate (%)                                            65*
---------------------------------------------------------------------------------

(a) For the period from December 29, 2000 (commencement of sales of Class C) to February 28, 2001.
(b) Based on monthly average shares outstanding during the period.
(c) Total return does not reflect the effect of sales charges.
(d) The ratio for the period ended February 28, 2001 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
*   Annualized
**  Not annualized

                                                                    CLASS I
                                                              -------------------
                                                                2001(A)
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------
Net asset value, beginning of period                                $50.14
---------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (b)                                      (.04)
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                         (4.37)
---------------------------------------------------------------------------------
Total from investment operations                                     (4.41)
---------------------------------------------------------------------------------
Total distributions
---------------------------------------------------------------------------------
Net asset value, end of period                                      $45.73
---------------------------------------------------------------------------------
TOTAL RETURN (%)                                                     (8.80)**
Ratios to Average Net Assets and Supplemental Data
---------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                                 .9
---------------------------------------------------------------------------------
Ratio of expenses (%)                                                  .84*
---------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                             (.09)(c)**
---------------------------------------------------------------------------------
Portfolio turnover rate (%)                                             65*
---------------------------------------------------------------------------------

(a) For the period from December 29, 2000 (commencement of sales of Class I) to February 28, 2001.
(b) Based on monthly average shares outstanding during the period.
(c) The ratio for the period ended February 28, 2001 has not been annualized since the Fund believes it would not be appropriate because the Fund's dividend income is not earned ratably throughout the fiscal year.
*   Annualized
**  Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1.   SIGNIFICANT
     ACCOUNTING POLICIES     Scudder International Fund (the "Fund") is a
                             diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

                             The Fund offers multiple classes of shares. On December 29, 2000 the Fund commenced offering additional shares: Class B, Class C and Class I. In addition, on December 29, 2000, Class R shares were redesignated as Class A. The seven classes of shares provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert to another class. Class I shares are offered to a limited group of investors, are not subject to initial or deferred sales charges and have lower ongoing expenses than other classes. Barrett International Shares are offered to a limited group of investors and are not subject to initial or deferred sales charges. Shares of Class AARP are especially designed for members of AARP are not subject to initial or deferred sales charges. Class S are not subject to initial or deferred sales charges. After December 29, 2000, Class S shares are generally not available to new investors. Certain detailed information for the Class AARP, Class S and Barrett International Shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale

NOTES TO FINANCIAL STATEMENTS

                             price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Fund, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchase and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             The Fund is subject to a 0.20% Taiwan dollar income tax on foreign exchange gain transactions.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. Earnings and profits distributed to shareholders on redemption of Fund shares may be utilized by the Fund, to the extent permissible, as part of the Fund's dividends-paid deduction on its federal income tax return.

NOTES TO FINANCIAL STATEMENTS

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in forward contracts, passive foreign investment companies and foreign denominated investments. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT
                             INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Divided income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

--------------------------------------------------------------------------------

2    PURCHASES AND SALES
     OF SECURITIES           During the six months ended February 28, 2001,
                             purchases and sales of investment securities
                             (excluding short-term investments) aggregated
                             $1,414,455,525 and $1,522,812,959, respectively.

--------------------------------------------------------------------------------

3    RELATED PARTIES         MANAGEMENT AGREEMENT. Under the Investment
                             Management Agreement (the "Management Agreement") with Zurich Scudder Investments, Inc., formerly
                             Scudder Kemper Investments, Inc., ("ZSI" or the
                             "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.675% on the first
                             $6,000,000,000 of average daily net assets, 0.625% on the next $1,000,000,000 of such net assets, and 0.60% of such net assets in excess of $7,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended February 28, 2001, the fees pursuant to the Management Agreement amounted to $15,040,968, which was equivalent to an annualized effective rate of 0.675% of the Fund's average daily net assets.

                             ADMINISTRATIVE FEE. Under the Administrative
                             Agreement ("Administrative Agreement"), ZSI provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by ZSI under its Management Agreement with the Fund, as described above), in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee"). The Administrative Fee under the Administrative Agreement for Class AARP, Class S, Class A and Barrett International Shares, for the period September 1, 2000 through February 28, 2001, was equal to an annualized effective rate of 0.375%, 0.375%, 0.375% and 0.375%, respectively, of average daily net assets, computed and accrued daily and payable monthly. The Administrative Fee for Class B, Class C and Class I, for the period December 29, 2000 through February 28, 2001, was equal to an annualized

NOTES TO FINANCIAL STATEMENTS

                             effective rate of 0.45%, 0.425% and 0.15%, respectively, of the average daily net assets, computed and accrued daily and payable monthly.

                             Various third-party service providers, some of which are affiliated with ZSI, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of ZSI, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Service Corporation, also a subsidiary of ZSI, is the transfer, shareholder service and dividend-paying agent for the shares of the Fund. Scudder Trust Company, an affiliate of ZSI, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers, not affiliated with ZSI provide certain services (i.e. custody, legal, audit) to the Fund under the Administrative Agreement. ZSI pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by ZSI under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expense, and the fees and expenses of Independent Directors (including the fees and expenses of their independent counsel). In return for the services provided, each Fund will pay ZSI an Administrative Fee. For the six months ended February 28, 2001, the Administrative Fee was as follows:

                                                                                                        UNPAID AT
                                                                                            TOTAL      FEBRUARY 28,
                                       ADMINISTRATIVE FEES                                AGGREGATED       2001
                                       ----------------------------------------------------------------------------
                                       Class AARP                                         $  109,569    $   14,196
                                       Class S                                             8,121,401     1,193,359
                                       Barrett International Shares                           38,947         4,082
                                       Class A                                                85,050        12,937
                                       Class B                                                    79            64
                                       Class C                                                    63            49
                                       Class I                                                    --            --
                                                                                          ----------    ----------
                                                                                          $8,355,109    $1,224,687
                                                                                          ==========    ==========

                             In addition, a one time reduction of certain costs incurred in connection with the reorganization in Fiscal 2000 amounting to $14,986 on Class AARP and $14,095 on Class S is included in Administrative fee on the Statement of Operations.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the 1940 Act, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Advisor, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the period December 29, 2000 (commencement of sales) through February 28, 2001, the Distribution Services Fees are as follows:

                                                                                                        UNPAID AT
                                                                                            TOTAL      FEBRUARY 28,
                                       DISTRIBUTION SERVICES FEES                         AGGREGATED       2001
                                       ----------------------------------------------------------------------------
                                       Class B                                               $132          $106
                                       Class C                                                111            88
                                                                                             ----          ----
                                                                                             $243          $194
                                                                                             ====          ====

                             ADMINISTRATIVE SERVICES FEES. Kemper Distributors, Inc. ("KDI"), an affiliate of the Advisor, provides information and administrative services to Classes A, B

NOTES TO FINANCIAL STATEMENTS

                             and C shareholders at an annual rate of up to 0.25% of average daily net assets for the class. KDI in turn has various agreements with financial services firms that provide these services and pays these fees based on assets of shareholder accounts the firms service. For the six months ended February 28, 2001, the Administrative Services fees were as follows:

                                                                                                        UNPAID AT
                                                                                            TOTAL      FEBRUARY 28,
                                       ADMINISTRATIVE SERVICES FEES                       AGGREGATED       2001
                                       ----------------------------------------------------------------------------
                                       Class A                                             $53,162       $18,229
                                       Class B                                                  45            34
                                       Class C                                                  37            28
                                                                                           -------       -------
                                                                                           $53,244       $18,291
                                                                                           =======       =======

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended February 28, 2001 aggregated $2,961, of which none was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the period December 29, 2000 (commencement of sales) to February 28, 2001, there were no CDSC for Class B and Class C.

                             DIRECTORS' FEES AND EXPENSES. The Fund pays each of its Directors not affiliated with the Advisor an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended February 28, 2001, Directors' fees and expenses aggregated $39,475.

                             OTHER RELATED PARTIES. AARP through its affiliates, monitors and approves the AARP Investment Program from ZSI. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

--------------------------------------------------------------------------------

4    LINE OF CREDIT          The Fund and several affiliated Funds (the
                             "Participants") share in a $1 billion revolving credit facility with J.P. Morgan Chase & Co. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

5    ACQUISITION OF ASSETS   On August 11, 2000, the Fund acquired all of the
                             net assets of AARP International Stock Fund and Scudder International Growth and Income Fund pursuant to plans of reorganization approved by shareholders of the respective funds on July 13, 2000. The acquisitions were accomplished by tax-free exchanges of 1,206,125 shares of the Class
                             AARP shares of the Fund for 3,476,954 shares of AARP International Stock Fund and 595,597 shares of the Class S shares of the Fund for 2,671,709 shares of Scudder International Growth and Income Fund outstanding on August 11, 2000. AARP International
                             Stock Fund's net assets at that date ($69,063,164), including $322,150 of unrealized appreciation, and Scudder International Growth and Income Fund's net assets at that date ($34,104,450), including
                             $2,609,047 of unrealized appreciation, were combined with those of the Fund. The aggregate nets assets of the Fund immediately before the acquisitions were $4,794,833,129. The combined net assets of the Fund immediately following the acquisitions were $4,898,000,743.

--------------------------------------------------------------------------------

6    SHARE TRANSACTIONS      The following table summarizes shares of capital
                             stock and dollar activity in the Fund:

                                                                    SIX MONTHS ENDED                        YEAR ENDED
                                                                    FEBRUARY 28, 2001                    AUGUST 31, 2000
                                                              -----------------------------    ------------------------------------
                                                                SHARES          DOLLARS          SHARES             DOLLARS
                                       SHARES SOLD
                                       --------------------------------------------------------------------------------------------
                                        Class AARP                237,409   $    12,478,182         35,520***   $     2,055,944***
                                       --------------------------------------------------------------------------------------------
                                        Class S                53,666,630     2,724,046,858     77,162,962        4,904,586,415
                                       --------------------------------------------------------------------------------------------
                                        Barrett
                                        International Shares        1,392            79,587         42,572            2,681,859
                                       --------------------------------------------------------------------------------------------
                                        Class A*                1,262,333        63,581,217        798,157           52,143,669
                                       --------------------------------------------------------------------------------------------
                                        Class B**                   5,892           280,229             --                   --
                                       --------------------------------------------------------------------------------------------
                                        Class C**                   5,634           271,477             --                   --
                                       --------------------------------------------------------------------------------------------
                                        Class I**                      20             1,000             --                   --
                                       --------------------------------------------------------------------------------------------
                                                                            $ 2,800,738,550                     $ 4,961,467,887
                                       --------------------------------------------------------------------------------------------
                                       SHARES ISSUED IN TAX-FREE REORGANIZATIONS
                                       --------------------------------------------------------------------------------------------
                                        Class AARP                     --   $            --      1,206,125      $    69,063,164
                                       --------------------------------------------------------------------------------------------
                                        Class S                        --                --        595,597           34,104,450
                                       --------------------------------------------------------------------------------------------
                                                                            $            --                     $   103,167,614
                                       --------------------------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       --------------------------------------------------------------------------------------------
                                        Class AARP                 56,608   $     2,774,904             --      $            --
                                       --------------------------------------------------------------------------------------------
                                        Class S                 4,240,132       213,289,802      7,566,454          458,569,993
                                       --------------------------------------------------------------------------------------------
                                        Barrett
                                        International Shares       18,524           910,653         38,094            2,329,790
                                       --------------------------------------------------------------------------------------------
                                        Class A*                   45,561         2,225,810         54,936            3,201,689
                                       --------------------------------------------------------------------------------------------
                                                                            $   219,201,169                     $   464,101,472
                                       --------------------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

                                                                    SIX MONTHS ENDED                        YEAR ENDED
                                                                    FEBRUARY 28, 2001                    AUGUST 31, 2000
                                                              -----------------------------    ------------------------------------
                                                                SHARES          DOLLARS          SHARES             DOLLARS
                                       SHARES REDEEMED
                                       --------------------------------------------------------------------------------------------
                                        Class AARP               (467,373)  $   (24,274,184)       (15,060)***  $      (873,162)***
                                       --------------------------------------------------------------------------------------------
                                        Class S               (54,286,888)   (2,779,270,825)   (67,322,438)      (4,299,849,795)
                                       --------------------------------------------------------------------------------------------
                                        Barrett
                                        International Shares      (95,389)       (4,863,452)       (88,451)          (5,541,896)
                                       --------------------------------------------------------------------------------------------
                                        Class A*               (1,039,096)      (52,268,949)      (186,688)         (12,260,574)
                                       --------------------------------------------------------------------------------------------
                                        Class B**                     (72)           (3,319)
                                       --------------------------------------------------------------------------------------------
                                        Class C**                  (1,142)          (69,072)
                                       --------------------------------------------------------------------------------------------
                                        Class I**                      --                --
                                       --------------------------------------------------------------------------------------------
                                                                            $(2,860,749,801)                    $(4,318,525,427)
                                       --------------------------------------------------------------------------------------------
                                       NET INCREASE (DECREASE)
                                       --------------------------------------------------------------------------------------------
                                        Class AARP               (173,356)  $    (9,021,098)     1,226,585***   $    70,245,946***
                                       --------------------------------------------------------------------------------------------
                                        Class S                 3,619,874       158,065,835     18,002,575        1,097,411,063
                                       --------------------------------------------------------------------------------------------
                                        Barrett
                                        International Shares      (75,473)       (3,873,212)        (7,785)            (530,247)
                                       --------------------------------------------------------------------------------------------
                                        Class A*                  268,798        13,538,078        666,405           43,084,784
                                       --------------------------------------------------------------------------------------------
                                        Class B**                   5,820           276,910             --                   --
                                       --------------------------------------------------------------------------------------------
                                        Class C**                   4,202           202,405             --                   --
                                       --------------------------------------------------------------------------------------------
                                        Class I**                      20             1,000             --                   --
                                       --------------------------------------------------------------------------------------------
                                                                            $   159,189,918                     $ 1,210,211,546
                                       --------------------------------------------------------------------------------------------

                               * On December 29, 2000, Class R shares were
                                 redesignated as Class A.

                              ** For the period from December 29, 2000
                                 (commencement of sales of Class B, Class C and Class I) to February 28, 2001.

                             *** For the period from August 14, 2000
                                 (commencement of sales of Class AARP shares) to August 31, 2000.

REPORT OF INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS OF SCUDDER INTERNATIONAL FUND,
INC. AND TO THE CLASS A, B, C AND I SHAREHOLDERS OF SCUDDER INTERNATIONAL FUND:

  In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the Class A, B, C and I financial highlights present fairly, in all material respects, the financial position of Scudder International Fund (the "Fund") at February 28, 2001, the results of its operations, the changes in its net assets, and the Class A, B, C and I financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and Class A, B, C and I financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

                                                      PRICEWATERHOUSECOOPERS LLP

                                          Boston, Massachusetts
                                          April 20, 2001

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                          OFFICERS

HENRY P. BECTON, JR.              THOMAS V. BRUNS                   M. ISABLE SALTZMAN
Trustee                           Vice President                    Vice President

LINDA C. COUGHLIN                 JOYCE CORNELL                     HOWARD SCHNEIDER
Chairperson, Trustee              Vice President                    Vice President
& President
                                  SUSAN DAHL                        TIEN-YU SIEH
DAWN-MARIE DRISCOLL               Vice President                    Vice President
Trustee
                                  CAROL L. FRANKLIN                 JOHN MILLETTE
EDGAR R. FIELDER                  Vice President                    Vice President & Secretary
Trustee
                                  WILLIAM F. GLAVIN                 KATHRYN L. QUIRK
KEITH FOX                         Vice President                    Vice President &
Trustee                                                             Assistant Secretary
                                  WILLIAM E. HOLZER
JOAN E. SPERO                     Vice President                    JOHN R. HEBBLE
Trustee                                                             Treasurer
                                  JAMES E. MASUR
JEAN GLEASON STROMBERG            Vice President                    BRENDA LYONS
Trustee                                                             Assistant Treasurer
                                  GERALD J. MORAN
JEAN C. TEMPEL                    Vice President                    CAROLINE PEARSON
Trustee                                                             Assistant Secretary
                                  PAUL ROGERS
STEVEN ZALEZNICK                  Vice President
Trustee

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02909

 .............................................................................................
SHAREHOLDER SERVICE AND               SCUDDER SERVICE COMPANY
TRANSFER AGENT                        P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 .............................................................................................
INDEPENDENT AUDITORS                  PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com



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SIF - 3 (4/27/01) 11890